As filed with the Securities and Exchange Commission on April 28, 2009

File No. 333-95637

File No. 811-09799

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Post-Effective Amendment No. 12	☒

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

[Exact Name of Registrant]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

[Name of Depositor]

213 Washington Street

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-6000

Todd A. Moffett

Vice President and Corporate Counsel

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102

(973) 802-6746

Copies to:

Thomas C. Schiaffo

Vice President and Corporate Counsel

280 Trumbull Street

Hartford, Connecticut 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph(a) of Rule 485

☐	on May 1, 2009 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS

MAY 1, 2009

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIERSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 37 Subaccounts and the Guaranteed Interest Account. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Government Income Portfolio	Money Market Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Jennison Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison 20/20 Focus Portfolio	Value Portfolio
Global Portfolio

AIM VARIABLE INSURANCE FUNDS AIM V.I. Core Equity Fund	ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
AIM V.I. Dynamics Fund AIM V.I. Government Securities Fund	Growth and Income Portfolio Large Cap Growth Portfolio
AIM V.I. International Growth Fund	Small Cap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	CREDIT SUISSE TRUST
VP Income & Growth Fund	U.S. Equity Flex III Portfolio

DAVIS VARIABLE ACCOUNT FUND, INC.	DELAWARE VIP TRUST
Davis Value Portfolio	Delaware VIP® Emerging Market Series

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Dreyfus Socially Responsible Growth Fund	Franklin Small-Mid Cap Growth Securities Fund
Templeton Foreign Securities Fund

JANUS ASPEN SERIES	MFS® VARIABLE INSURANCE TRUSTSM
Enterprise Portfolio Growth and Income Portfolio	MFS® Growth Series MFS® Investors Growth Stock Series
Worldwide Portfolio	MFS® Investors Trust Series MFS® Research Bond Series
MFS® Total Return Series

PIMCO VARIABLE INSURANCE TRUST	T. ROWE PRICE EQUITY SERIES, INC.
Short Term Portfolio	Equity Income Portfolio

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2009. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company Of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone (877) 778-2100

* DISCOVERY PREMIER is a service mark of The Prudential Insurance Company of America

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	2
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	5
The Prudential Insurance Company of America	5
Prudential Discovery Premier Group Variable Contract Account	6
The Funds	6
Payments to Prudential	12
Other Fund Information	13
Guaranteed Interest Account	14
THE CONTRACTS	14
The Accumulation Period	15
Allocation of Purchase Payments	16
Asset Allocation Program	16
Transfers	16
Redemption Fees and Abusive Trading Practices	18
Dollar Cost Averaging	19
Auto-Rebalancing	19
Withdrawals	20
Systematic Withdrawal Plan	20
Texas Optional Retirement Plan	22
Death Benefit	22
Discontinuance of Contributions	23
Loan Program	23
Modified Procedures	27
CHARGES, FEES AND DEDUCTIONS	27
Administrative Fee	27
Charge for Assuming Mortality and Expense Risks	27
Expenses Incurred by the Funds	27
Withdrawal Charge	27
Limitations on Withdrawal Charge	28
Taxes Attributable to Premium	29
Loan Fee	29
Aggregate Nature of Charges	29
REQUESTS, CONSENTS AND NOTICES	30
FEDERAL TAX STATUS	30
ERISA CONSIDERATIONS	36
EFFECTING AN ANNUITY	36
Life Annuity with Payments Certain	37
Annuity Certain	37
Joint and Survivor Annuity with Payments Certain	37
Purchasing the Annuity	37
Spousal Consent Rules for Certain Retirement Plans	38
OTHER INFORMATION	38
Misstatement of Age or Sex	38
Sale of the Contract and Sales Commissions	39
Voting Rights	40
Substitution of Fund Shares	40
Reports to Participants	40
State Regulation	41
Litigation	41
Service Providers	44
Additional Information	44
Statement of Additional Information	44
Accumulation Unit Values	45

i

GLOSSARY

Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

Annuitant—The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified annuity arrangements.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The portfolios of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance TrustSM, PIMCO Variable Insurance Trust, and T. Rowe Equity Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Funds also referred to as “Discovery Account”.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding Fund.

Unit And Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Maximum Withdrawal Charge

Years of Contract Participation
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and subsequent years	0%

Periodic Charges

The next table describes the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Insurance and Administrative Expenses (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.75%

Total Separate Account Annual Expenses	0.90%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Loan Fees

New Loan Application Fee	$75.00
Annual Loan Maintenance Fee	$60.00

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2008. Fund expenses are not fixed or guaranteed by Discovery Premier Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	.37%	1.80%

*	The expenses of certain underlying mutual funds have been reduced under expense offset arrangements. The minimum and maximum fund expenses, after the effect of those expense offset arrangements, are unchanged and remain 0.37% and 1.80%, respectively.

Expense Example

This example is intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursement or waiver. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below:

Withdrawal at End of Period

If a Participant withdraws his or her entire Participant Account Value from the Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$773	$1,138	$1,530	$3,032

No Withdrawal at End of Period

If a Participant does not withdraw any portion of his or her Participant Account Value from the Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$273	$838	$1,430	$3,032

Notes for Expense Example

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included as an Appendix to the prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 37 variable investment options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” and “Administrative Fee” section.

We may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of the Participant. The maximum withdrawal charge is 5% of the contributions withdrawn on behalf of the Participant.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions” section.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. We may impose a charge upon withdrawal. You can find further details about the withdrawal charge under the “Withdrawal Charge” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling us at (877) 778-2100. All permitted Internet transactions may be made through www.prudential.com/online/retirement. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential,

P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or Internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by us that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.

Right to Cancel

This cancellation privilege may not be available for certain plans and/or for Participants residing in certain states. If you change your mind about owning the Contract, you generally may cancel the Contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your Contract Value (plus the amount of any Contract charges) as of the date you surrendered your Contract, less applicable federal and state income tax withholding (or whatever amount is required by applicable law). In certain states, we may be required to return the total premium paid. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

Prudential Discovery Premier Group Variable Contract Account

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 37 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding Funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each fund, its investment objective and its investment adviser:

The Prudential Series Fund (Class I)

Conservative Balanced Portfolio.    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Diversified Bond Portfolio.    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments.

Equity Portfolio.    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.

Flexible Managed Portfolio.    The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio.    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio.    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

High Yield Bond Portfolio.    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high yield/high risk debt securities.

Jennison Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Jennison 20/20 Focus Portfolio.    The investment objective is long-term growth of capital. The Portfolio will invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. One manager will use a “value” approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a “growth” approach, which means he or she seeks companies that exhibit higher-than average earnings growth.

Money Market Portfolio.    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Small Capitalization Stock Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio.    The investment objective is investment results that generally correspond to the performance of publicly traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio.    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, Standard & Poor’s 500 Composite Stock Price Index (S&P 500).

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund and its Portfolios.

PI manages the Fund’s portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Equity Portfolio (portion)

Value Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

ClearBridge Advisors LLC (“ClearBridge”) serves as subadviser for the remainder of the Equity Portfolio. ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason.

The Global Portfolio is sub advised by four different subadvisers, with each subadviser responsible for managing a portion of the Global Portfolio’s assets. Marsico Capital Management, LLC (“MCM”), LSV Asset Management (“LSV”), William Blair & Company LLC (“William Blair”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. MCM provides investment management services to other mutual funds and private accounts. William Blair is dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. T. Rowe Price is one of the nation’s leading providers of no-load mutual funds for individual investors and corporate retirement programs.

In addition to the four subadvisers discussed above, Quantitative Management Associates, LLC (“QMA”) provides “Advice Services” to the Global Portfolio. Such services include the provision of investment advice, asset allocation advice and research services, other than day-to-day management of the Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC, a wholly-owned subsidiary of Prudential Investment Management, Inc., serves as subadviser to the following Portfolios of the Fund:

Small Capitalization Stock Portfolio

Stock Index Portfolio

Conservative Balanced Portfolio (portion)

Flexible Managed Portfolio (portion)

AIM Variable Insurance Funds (Series I Class)

AIM V.I. Core Equity Fund.    The fund’s investment objective is growth of capital. The fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. Dynamics Fund.    The fund’s investment objective is long-term capital growth. The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies.

AIM V.I. Government Securities Fund.    The fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

AIM V.I. International Growth Fund.    The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings growth.

Invesco Aim Advisors, Inc. (“Invesco Aim Advisors”) serves as the investment advisor to the above-mentioned fund. Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serve as sub-advisors to the above mentioned fund. Invesco Aim Advisors principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com, on or about the closing date of the transaction.

AllianceBernstein Variable Products Series Fund, Inc. (Class A)

AllianceBernstein Growth and Income Portfolio.    Seeks long-term growth of capital.

AllianceBernstein Large Cap Growth Portfolio.    Seeks long-term growth. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high quality U.S. companies.

AllianceBernstein Small Cap Growth Portfolio.    Seeks long-term growth of capital. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with potential for capital appreciation.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

American Century Variable Portfolios, Inc. (Class I)

VP Income & Growth Fund.    The fund seeks capital growth, by investing in common stocks. Income is a secondary objective.

The investment adviser for this fund is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is 4500 Main Street, Kansas City, Missouri 64111.

Credit Suisse Trust

U.S. Equity Flex III Portfolio (as of 5/1/09; formerly Mid Cap Core Portfolio).    Seeks capital growth by investing in equity securities of U.S. companies, using a “flexible 130/30” strategy whereby the Portfolio generally will hold (i) long positions, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) short positions either directly or through derivatives, in an amount up to approximately 30% of its net assets. These securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

The investment adviser for this portfolio is Credit Suisse Asset Management, LLC (Credit Suisse). Credit Suisse’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Davis Variable Account Fund, Inc.

Davis Value Portfolio.    Davis Value Portfolio’s investment objective is long-term growth of capital. Typical investments: Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. The investment adviser for this fund is Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Delaware VIP Trust (Standard Class)

Delaware VIP® Emerging Market Series.    Delaware VIP® Emerging Markets Series’ investment objective is long-term capital appreciation. The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, at least 80% of the Series’ net assets will be investments of emerging market issuers (the 80% policy). The Series’ portfolio manager may invest up to 35% of the Series’ net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political subdivisions. The Series’ portfolio manager may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high-risk, fixed-income securities (commonly known as “junk bonds”). The portfolio manager may invest more than 25% of the Series’ total assets in the securities of issuers located in the same country. The Series may have portfolio turnover in excess of 100%.

The Series is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Series, manages the Series’ business affairs and provides daily administrative services. Delaware Management Company’s principal business address is 2005 Market Street Philadelphia, Pennsylvania 19103-7094.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Class)

Dreyfus Socially Responsible Growth Fund, Inc.    The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards determined as described below and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. The portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector. The portfolio managers then evaluate each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of: protection and improvement of the environment and the proper use of our natural resources; occupational health and safety; consumer protection and product purity; and equal employment opportunity.

The investment adviser to this fund is The Dreyfus Corporation (“Dreyfus”). Dreyfus’ principal business address is 200 Park Avenue, New York, New York 10166. The subadviser is Mellon Capital Management LLC.

Franklin Templeton Variable Insurance Products Trust (Class 1)

Franklin Small-Mid Cap Growth Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

The investment adviser is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Templeton Foreign Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

The investment adviser is Templeton Investment Counsel, LLC, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394. Under an agreement with the investment manager, Franklin Templeton Investment Management Limited, The Adelphi Building, 1-11 John Adam Street, London, England WC2N 6HT, acts as sub-adviser for the Fund.

Janus Aspen Series (Institutional Class)

Enterprise Portfolio (as of 5/1/09; formerly Mid Cap Growth Portfolio).    Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.

Growth and Income Portfolio.    Seeks long-term capital growth and current income. The Portfolio normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

Worldwide Portfolio (as of 5/1/09; formerly Worldwide Growth Portfolio).    Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS® Variable Insurance TrustSM (Initial Class)

MFS® Growth Series.    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS® Investors Growth Stock Series.    The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval. MFS normally invests at least 80% of the fund’s net assets in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

MFS® Investors Trust Series.    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS® Research Bond Series.    The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. MFS normally invests at least 80% of the fund’s net assets in debt instruments such as corporate bonds of U.S. and foreign issuers, U.S. Government securities, foreign government securities, and mortgage and asset-backed securities. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.

MFS® Total Return Series.    The fund’s investment objective is to seek total return. MFS invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

The investment adviser for each fund is Massachusetts Financial Services Company ("MFS").

PIMCO Variable Insurance Trust (Administrative Class)

Short Term Portfolio.    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures, contracts, or swap agreements.

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolio. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio.    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies.

The investment adviser for the Equity Income Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Payments to Prudential

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services (which may include recordkeeping, shareholder services, and the mailing of periodic reports) to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of May 1, 2009) of the average assets allocated to the Fund under the Contracts. These types of payments are sometimes referred to as "revenue sharing" payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. These payments may be used for a variety of purposes, including payment of expenses that we or our affiliates incur in administering the Contracts. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the assets of the Fund itself and/or the assets of the Fund's investment advisor. In either case, the existence of these payments tends to increase the overall cost of investing in the portfolio. Contractholders, through their indirect investment in the Funds, indirectly bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). Furthermore, we receive additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Therefore, we may receive more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the proprietary funds benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each Fund.

We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Fund, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all Funds described in this prospectus are available to Participants. Under those Contracts, of the Funds described in this prospectus, your Employer may choose up to 28 Funds that will be available to you. (The limit on the number of Funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other Funds for any Funds that it has already selected. However, if your employer chooses fewer than 28 Funds initially, we will permit it to select additional Funds, so long as the total number of Funds available to Participants does not exceed 28. Prudential reserves the right to change the number of Funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

We generally issue the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See the “Modified Procedures” section.

We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by us in good order at the address shown on the cover page of this Prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to this initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under the “Requests, Consents and Notices” section.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate purchase payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the Internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

If you choose to implement a model asset allocation through our program, then withdrawals executed to implement and rebalance the model allocation will not be subject to the withdrawal charge. For additional information, please see “Limitations on Withdrawal Charge” in the “Charges, Fees and Deductions” section.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under the “Requests, Consents and Notices” section.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after we receive the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax-deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request, in good order.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•

Restriction. A second incidence of activity meeting the market timing criteria within a six- month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the Subaccounts and into one or more other Subaccounts. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See the “Withdrawal Charge,” section. This differs from the treatment of withdrawals for federal income taxes as described below, where, generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your employer's plan permits.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in good order. We will pay the amount of any withdrawal requested, less any applicable tax withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in good order. We will pay the amount of any withdrawal requested, less any applicable withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in good order and we will not process it until we obtain such information from the employer.

Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your employer has directed Prudential to take such withdrawals first from your investment, if any, in the Guaranteed Interest Account. If your employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, we do not impose a withdrawal charge upon systematic withdrawals. However, we may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. We would impose any such charge only in accordance with the withdrawal charge schedule set out in the Summary of Contract Expenses. We currently permit a Participant who is receiving systematic withdrawals and is over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the Participant’s balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When we receive due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account.

We require proof of death to be submitted promptly. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.

We will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity,” section. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a one sum cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a Plan Sponsor has ended.

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.

Availability of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)

One-half ( 1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event,

Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the employer's plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record-keeper rather than us. The record-keeper is the Contractholder’s agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.

Charge for Assuming Mortality and Expense Risks

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

We may assess a withdrawal charge upon full or partial withdrawals. The charge compensates us for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. We do not impose a withdrawal charge to earnings withdrawn.

The amount of the withdrawal charge that we impose upon any withdrawal depends upon the number of years of a Participant’s participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date we receive the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to us. Such participation ends on the date when the Participant’s Account under the Contract is canceled. In the event of such cancellation, we may, in our discretion, treat the Participant as if he/she were still participating in the Contract for a limited period of time (currently, about one year). In that way, if the Participant some time later becomes a Contract Participant again, he/she will be given credit, for purposes of calculating any withdrawal charge, for that limited time period that we allowed.

The table below describes the maximum amount of the withdrawal charge that we deduct.

Years of Contract Participation	The Withdrawal Charge Will Be Equal to the Following Percentage of the Contributions Withdrawn
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and Subsequent Years	No Charge

In general, we will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

Limitations on Withdrawal Charge

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

•	to purchase a fixed annuity under the Contract

•	to provide a death benefit

•	pursuant to certain systematic withdrawal plans

•	to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential

•	to provide a required minimum distribution payment

•	in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer’s retirement arrangement

•	on contributions received from a roll-over to a contract

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant’s other Subaccounts and the Guaranteed Interest Account.

We may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect our anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

•	the utilization of mass enrollment procedures; or

•	the performance of sales functions, which we would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

•	an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.

This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of Funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax-Qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” further in this section, which may be applicable in certain circumstances.

Contributions

In general, assuming that Participants and employers adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to Section 403(c) annuities are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires. The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	For IRAs, (2) above does not apply.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed, and did not designate a beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

An excise tax applies to Participants or beneficiaries who fail to take the required minimum distribution in any calendar year.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 for IRAs and certain defined contribution plans and are scheduled to resume in 2010. This means that a Participant or designated beneficiary receiving payments based on life expectancy are not required to take a 2009 distribution. If the Participant or beneficiary has previously elected a minimum distribution option to satisfy their required minimum distributions, we will continue to make such distributions in 2009 based on this methodology, unless the Participant or beneficiary tells us not to make a 2009 distribution. If the Participant has elected to use all or part of their interest in the Participant’s Account to purchase a fixed annuity, the requirement to take minimum distributions from the fixed annuity contract is not suspended.

If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.

Section 403(c) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Required Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

Taxes Payable by Participant

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant

For nonqualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Required Minimum Distribution Rules” previously discussed in this section.

If the Participant dies on or after the annuity date, and did not designate a beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 for IRAs and certain defined contribution plans and are scheduled to resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers, but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

ERISA CONSIDERATIONS

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and, Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal Consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, Newark, NJ 07102-4077.

PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

During 2008, 2007 and 2006, $187,328, $236,785 and $286,705, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions. We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.70% of your purchase payments; or

•

a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his or her broker-dealer firm.

We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, we vote the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the Funds in our own right, we may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

We will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. (“PFI”) reached a resolution of the investigations by the SEC. The SEC’s complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential’s property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of PFI’s consolidated results for the years 2000, 2001 and 2002 in certain of PFI’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, PFI has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which PFI neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to PFI’s businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to the separate account funding the Contacts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

Participants in certain plans may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

Statement of Additional Information

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.66	$14.86	$13.56	$13.21	$12.32	$10.45	$11.57	$11.89	$10.00
2. End of year (rounded)	$12.21	$15.66	$14.86	$13.56	$13.21	$12.32	$10.45	$11.57	$11.89
3. Accumulation Units Outstanding at end of year	1,939	2,590	2,867	4,000	3,840	3,582	2,829	0	0

	Prudential Series Fund Diversified Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.60	$15.82	$15.18	$14.81	$14.13	$13.25	$12.47	$11.74	$10.00
2. End of year (rounded)	$15.91	$16.60	$15.82	$15.18	$14.81	$14.13	$13.25	$12.47	$11.74
3. Accumulation Units Outstanding at end of year	2,785	1,855	1,283	2,368	2,341	1	193	1,115	0

	Prudential Series Fund Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.69	$15.38	$13.77	$12.44	$11.41	$ 8.73	$11.32	$12.85	$10.00
2. End of year (rounded)	$10.25	$16.69	$15.38	$13.77	$12.44	$11.41	$ 8.73	$11.32	$12.85
3. Accumulation Units Outstanding at end of year	148	148	148	113	77	2,344	2,173	2,086	0

	Prudential Series Fund Flexible Managed
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.54	$14.72	$13.22	$12.79	$11.64	$ 9.47	$10.94	$11.69	$10.00
2. End of year (rounded)	$11.60	$15.54	$14.72	$13.22	$12.79	$11.64	$ 9.47	$10.94	$11.69
3. Accumulation Units Outstanding at end of year	1,990	2,241	4,121	5,217	5,074	3,508	3,046	0	0

	Prudential Series Fund Global
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.00	$16.41	$13.82	$12.00	$11.03	$ 8.29	$11.15	$13.65	$10.00
2. End of year (rounded)	$10.20	$18.00	$16.41	$13.82	$12.00	$11.03	$ 8.29	$11.15	$13.65
3. Accumulation Units Outstanding at end of year	2,258	3,448	2,686	1,702	1,625	1,624	1,624	1,608	1,460

	Prudential Series Fund Government Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.77	$15.98	$15.52	$15.26	$14.91	$14.66	$13.18	$12.29	$10.00
2. End of year (rounded)	$17.36	$16.77	$15.98	$15.52	$15.26	$14.91	$14.66	$13.18	$12.29
3. Accumulation Units Outstanding at end of year	7,048	6,783	6,506	6,415	6,723	4,152	15	0	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.08	$14.80	$13.53	$13.18	$12.04	$ 9.70	$9.63	$9.74	$10.00
2. End of year (rounded)	$11.63	$15.08	$14.80	$13.53	$13.18	$12.04	$9.70	$9.63	$ 9.74
3. Accumulation Units Outstanding at end of year	710	1,245	1,616	1,570	2,582	344	0	208	0

	Prudential Series Fund Jennison
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.90	$14.30	$14.16	$12.45	$11.44	$ 8.85	$12.92	$15.92	$10.00
2. End of year (rounded)	$ 9.90	$15.90	$14.30	$14.16	$12.45	$11.44	$ 8.85	$12.92	$15.92
3. Accumulation Units Outstanding at end of year	88,976	59,335	89,384	93,318	88,065	94,019	83,178	50,595	29,443

	Prudential Series Fund Jennison 20/20 Focus
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.18	$15.65	$13.82	$11.45	$ 9.95	$7.75	$10.05	$10.23	$10.00
2. End of year (rounded)	$10.38	$17.18	$15.65	$13.82	$11.45	$9.95	$ 7.75	$10.05	$10.23
3. Accumulation Units Outstanding at end of year	57,852	26,630	3,648	1,649	151	0	0	0	0

	Prudential Series Fund Money Market
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.70	$13.14	$12.63	$12.37	$12.34	$12.33	$12.23	$11.84	$10.00
2. End of year (rounded)	$13.96	$13.70	$13.14	$12.63	$12.37	$12.34	$12.33	$12.23	$11.84
3. Accumulation Units Outstanding at end of year	10,391	10,202	2,943	1,427	1,199	991	21	3,104	301

	Prudential Series Fund Small Capitalization Stock
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.50	$19.75	$17.35	$16.30	$13.45	$ 9.80	$11.61	$11.09	$10.00
2. End of year (rounded)	$13.35	$19.50	$19.75	$17.35	$16.30	$13.45	$ 9.80	$11.61	$11.09
3. Accumulation Units Outstanding at end of year	41,249	42,754	56,528	53,057	47,422	36,118	28,731	91	0

	Prudential Series Fund Stock Index
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.89	$16.19	$14.12	$13.61	$12.41	$ 9.76	$12.64	$14.47	$10.00
2. End of year (rounded)	$10.57	$16.89	$16.19	$14.12	$13.61	$12.41	$ 9.76	$12.64	$14.47
3. Accumulation Units Outstanding at end of year	6,563	7,136	11,269	9,034	10,368	11,112	9,346	6,691	3,034

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.54	$18.10	$15.20	$13.13	$11.37	$ 8.95	$11.55	$11.89	$10.00
2. End of year (rounded)	$10.62	$18.54	$18.10	$15.20	$13.13	$11.37	$ 8.95	$11.55	$11.89
3. Accumulation Units Outstanding at end of year	83,787	53,758	34,849	33,208	34,856	35,372	28,458	4,580	0

	AIM V.I. Core Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.48	$14.42	—	—	—	—	—	—	—
2. End of year (rounded)	$10.73	$15.48	$14.42	—	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	3,050	6,491	6,573	—	—	—	—	—	—

	AIM V.I. Dynamics
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$9.77	$8.78	$7.61	$6.93	$6.16	$4.50	$6.66	$9.75	$10.00
2. End of year (rounded)	$5.04	$9.77	$8.78	$7.61	$6.93	$6.16	$4.50	$6.66	$ 9.75
3. Accumulation Units Outstanding at end of year	21,737	32,576	43,826	47,067	57,470	64,022	59,568	23,456	7,671

	AIM V.I. Government Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.40	$13.64	$13.27	$13.15	$12.92	$12.88	$11.38	$10.77	$10.00
2. End of year (rounded)	$16.05	$14.40	$13.64	$13.27	$13.15	$12.92	$12.88	$11.38	$10.77
3. Accumulation Units Outstanding at end of year	104	0	0	0	1,045	1,045	3,400	0	0

	AIM V.I. International Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.55	$12.78	$10.04	$ 8.58	$6.97	$5.44	$6.50	$8.56	$10.00
2. End of year (rounded)	$ 8.61	$14.55	$12.78	$10.04	$8.58	$6.97	$5.44	$6.50	$ 8.56
3. Accumulation Units Outstanding at end of year	67,453	36,881	9,929	4,380	6,603	405	0	0	0

	AIM V.I. Premier Equity (Closed in 2006)
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	—	—	$11.91	$11.36	$10.82	$ 8.71	$12.59	$14.50	$10.00
2. End of year (rounded)	—	—	—	$11.91	$11.36	$10.82	$ 8.71	$12.59	$14.50
3. Accumulation Units Outstanding at end of year	—	—	0	8,008	9,110	20,830	19,312	17,544	7,123

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AllianceBernstein Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.77	$14.15	$12.16	$11.68	$10.56	$ 8.03	$10.38	$10.42	$10.00
2. End of year (rounded)	$ 8.71	$14.77	$14.15	$12.16	$11.68	$10.56	$ 8.03	$10.38	$10.42
3. Accumulation Units Outstanding at end of year	17,582	31,857	49,286	50,916	45,680	33,986	25,678	4,790	0

	AllianceBernstein Large Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.07	$7.14	$7.22	$6.32	$5.86	$4.77	$6.94	$8.44	$10.00
2. End of year (rounded)	$4.83	$8.07	$7.14	$7.22	$6.32	$5.86	$4.77	$6.94	$ 8.44
3. Accumulation Units Outstanding at end of year	20,123	50,639	93,987	109,887	115,511	138,474	121,215	46,969	10,125

	AllianceBernstein Small Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.15	$11.61	$10.57	$10.12	$ 8.90	$6.02	$8.89	$10.27	$10.00
2. End of year (rounded)	$ 7.11	$13.15	$11.61	$10.57	$10.12	$8.90	$6.02	$ 8.89	$10.27
3. Accumulation Units Outstanding at end of year	3,019	2,071	1,799	1,769	42	1,158	0	0	0

	American Century VP Income & Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.67	$11.77	$10.12	$ 9.75	$8.69	$6.77	$8.46	$9.30	$10.00
2. End of year (rounded)	$ 7.58	$11.67	$11.77	$10.12	$9.75	$8.69	$6.77	$8.46	$ 9.30
3. Accumulation Units Outstanding at end of year	6,834	11,296	11,402	11,333	8,915	10,900	10,855	8,330	5,616

	Credit Suisse Mid-Cap Core
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.33	$10.22	$10.10	$ 9.52	$8.48	$5.95	$8.49	$1.23	$10.00
2. End of year (rounded)	$ 6.94	$11.33	$10.22	$10.10	$9.52	$8.48	$5.95	$8.49	$10.23
3. Accumulation Units Outstanding at end of year	6,797	9,375	8,614	5,789	1,836	2,660	1,388	1,142	0

	Davis Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.89	$13.37	$11.72	$10.78	$ 9.67	$7.51	$9.04	$10.17	$10.00
2. End of year (rounded)	$ 8.23	$13.89	$13.37	$11.72	$10.78	$9.67	$7.51	$ 9.04	$10.16
3. Accumulation Units Outstanding at end of year	31,680	44,435	43,919	41,933	39,201	31,634	28,426	5,173	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	DELAWARE VIP Emerging Market Series
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.72	$15.04	$11.92	—	—	—	—	—	—
2. End of year (rounded)	$ 9.96	$20.72	$15.04	$11.92	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	24,946	26,605	20,559	9,548	—	—	—	—	—

	Dreyfus Socially Responsible Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.77	$7.26	$6.71	$6.52	$6.19	$4.94	$7.01	$9.09	$10.00
2. End of year (rounded)	$5.06	$7.77	$7.26	$6.71	$6.52	$6.19	$4.94	$7.01	$ 9.09
3. Accumulation Units Outstanding at end of year	267	428	0	0	0	0	0	0	0

	Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.23	$ 9.25	$8.55	$8.20	$7.39	$5.41	$7.63	$9.05	$10.00
2. End of year (rounded)	$ 5.86	$10.23	$9.25	$8.55	$8.20	$7.39	$5.41	$7.63	$ 9.05
3. Accumulation Units Outstanding at end of year	44,101	86,341	140,900	152,115	148,143	161,636	137,616	69,106	30,195

	Franklin Templeton Templeton Foreign Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.31	$14.19	$11.75	$10.71	$ 9.08	$6.90	$8.52	$10.19	$10.00
2. End of year (rounded)	$ 9.67	$16.31	$14.19	$11.75	$10.71	$9.08	$6.90	$ 8.52	$10.19
3. Accumulation Units Outstanding at end of year	8,673	11,393	9,244	9,558	3,783	1,650	23	25	0

	Janus Aspen Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.90	$10.10	$ 9.42	$8.45	$7.60	$6.19	$7.95	$9.25	$10.00
2. End of year (rounded)	$ 6.37	$10.90	$10.10	$9.42	$8.45	$7.60	$6.19	$7.95	$ 9.25
3. Accumulation Units Outstanding at end of year	72,594	91,242	38,681	35,317	24,186	32,034	30,547	28,132	23,657

	Janus Aspen Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.31	$6.86	$6.09	$5.46	$4.56	$3.40	$4.75	$7.90	$10.00
2. End of year (rounded)	$4.64	$8.31	$6.86	$6.09	$5.46	$4.56	$3.40	$4.75	$ 7.90
3. Accumulation Units Outstanding at end of year	96,569	72,452	74,004	77,082	87,828	82,347	81,969	132,619	74,994

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Janus Aspen Worldwide Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.49	$7.81	$6.65	$6.33	$10.56	$ 4.95	$6.69	$8.69	$10.00
2. End of year (rounded)	$4.67	$8.49	$7.81	$6.65	$ 6.33	$10.56	$4.95	$6.69	$ 8.69
3. Accumulation Units Outstanding at end of year	9,659	10,445	19,838	23,402	30,732	32,999	32,642	24,461	16,258

	MFS Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.65	$13.84	$12.93	$11.93	$10.64	$ 8.23	$12.52	$18.96	$10.00
2. End of year (rounded)	$10.34	$16.65	$13.84	$12.93	$11.93	$10.64	$ 8.23	$12.52	$18.96
3. Accumulation Units Outstanding at end of year	13,192	19,508	38,542	41,821	38,842	47,928	42,611	40,331	19,904

	MFS Investors Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.31	$7.52	$7.04	$6.79	$6.27	$5.13	$7.13	$9.47	$10.00
2. End of year (rounded)	$5.21	$8.31	$7.52	$7.04	$6.79	$6.27	$5.13	$7.13	$ 9.47
3. Accumulation Units Outstanding at end of year	0	0	0	0	0	0	0	0	14

	MFS Investors Trust
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.53	$10.53	$ 9.39	$8.81	$7.97	$6.58	$8.38	$10.05	$10.00
2. End of year (rounded)	$ 7.66	$11.53	$10.53	$9.39	$8.81	$7.97	$6.58	$ 8.38	$10.05
3. Accumulation Units Outstanding at end of year	2,008	1,107	1,173	1,107	1,107	1,110	6	0	0

	MFS Research Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.61	$15.09	$14.62	$14.51	$13.78	$12.70	$11.74	$10.88	$10.00
2. End of year (rounded)	$15.13	$15.61	$15.09	$14.62	$14.51	$13.78	$12.70	$11.74	$10.88
3. Accumulation Units Outstanding at end of year	1,846	1,940	1,779	2,576	1,726	383	619	0	0

	MFS Total Return
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.00	$13.53	$12.19	$11.94	$10.81	$ 9.36	$9.94	$10.00	$10.00
2. End of year (rounded)	$10.82	$14.00	$13.53	$12.19	$11.94	$10.81	$9.36	$ 9.94	$10.00
3. Accumulation Units Outstanding at end of year	4,555	7,785	10,244	13,334	11,225	4,284	1,298	22	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	PIMCO PVIT Short Term
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.94	$10.55	$10.19	—	—	—	—	—	—
2. End of year (rounded)	$10.83	$10.94	$10.55	$10.19	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	0	1,233	1,233	0	—	—	—	—	—

	T. ROWE PRICE Equity Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.10	$19.61	$16.61	—	—	—	—	—	—
2. End of year (rounded)	$12.74	$20.10	$19.61	$16.61	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	8,931	8,348	6,952	97	—	—	—	—	—

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.77	$14.96	$13.63	$13.27	$12.36	$10.47	$11.58	$11.90	$10.00
2. End of year (rounded)	$12.31	$15.77	$14.96	$13.63	$13.27	$12.36	$10.47	$11.58	$11.90
3. Accumulation Units Outstanding at end of year	15,157	15,380	16,448	17,426	14,920	14,867	10,883	6,930	0

	Prudential Series Fund Diversified Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.72	$15.92	$15.26	$14.87	$14.18	$13.28	$12.48	$11.74	$10.00
2. End of year (rounded)	$16.04	$16.72	$15.92	$15.26	$14.87	$14.18	$13.28	$12.48	$11.74
3. Accumulation Units Outstanding at end of year	32,935	28,002	22,257	21,486	18,486	18,135	15,054	8,440	0

	Prudential Series Fund Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.82	$15.48	$13.84	$12.50	$11.44	$ 8.75	$11.34	$12.85	$10.00
2. End of year (rounded)	$10.33	$16.82	$15.48	$13.84	$12.50	$11.44	$ 8.75	$11.34	$12.85
3. Accumulation Units Outstanding at end of year	1,810	1,754	1,072	1,140	1,184	1,051	599	223	0

	Prudential Series Fund Flexible Managed
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.66	$14.82	$13.30	$12.85	$11.68	$ 9.50	$10.95	$11.69	$10.00
2. End of year (rounded)	$11.70	$15.66	$14.82	$13.30	$12.85	$11.68	$ 9.50	$10.95	$11.69
3. Accumulation Units Outstanding at end of year	12,162	12,723	6,252	6,118	6,108	4,825	4,557	1,613	0

	Prudential Series Fund Global
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.13	$16.51	$13.89	$12.05	$11.07	$ 8.31	$11.17	$13.65	$10.00
2. End of year (rounded)	$10.28	$18.13	$16.51	$13.89	$12.05	$11.07	$ 8.31	$11.17	$13.65
3. Accumulation Units Outstanding at end of year	2,457	2,036	586	281	271	177	22	0	0

	Prudential Series Fund Government Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.89	$16.08	$15.61	$15.32	$14.96	$14.69	$13.20	$12.29	$10.00
2. End of year (rounded)	$17.50	$16.89	$16.08	$15.61	$15.32	$14.96	$14.69	$13.20	$12.29
3. Accumulation Units Outstanding at end of year	20,397	20,416	18,220	18,020	16,690	18,178	17,732	7,868	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.19	$14.90	$13.60	$13.23	$12.08	$ 9.72	$9.64	$9.75	$10.00
2. End of year (rounded)	$11.73	$15.19	$14.90	$13.60	$13.23	$12.08	$9.72	$9.64	$ 9.75
3. Accumulation Units Outstanding at end of year	17,203	22,934	16,027	14,413	14,642	14,447	4,613	79	0

	Prudential Series Fund Jennison
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.02	$14.39	$14.23	$12.51	$11.48	$ 8.87	$12.93	$15.92	$10.00
2. End of year (rounded)	$ 9.98	$16.02	$14.39	$14.23	$12.51	$11.48	$ 8.87	$12.93	$15.92
3. Accumulation Units Outstanding at end of year	46,150	42,986	48,219	46,373	42,390	38,514	28,570	13,119	0

	Prudential Series Fund Jennison 20/20 Focus
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.31	$15.76	$13.90	$11.50	$ 9.99	$7.77	$10.06	$10.23	$10.00
2. End of year (rounded)	$10.47	$17.31	$15.76	$13.90	$11.50	$9.99	$ 7.77	$10.06	$10.23
3. Accumulation Units Outstanding at end of year	35,798	26,989	8,681	2,255	2,065	1,730	1,436	69	0

	Prudential Series Fund Money Market
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.80	$13.22	$12.70	$12.42	$12.38	$12.36	$12.25	$11.84	$10.00
2. End of year (rounded)	$14.07	$13.80	$13.22	$12.70	$12.42	$12.38	$12.36	$12.25	$11.84
3. Accumulation Units Outstanding at end of year	12,662	4,858	3,232	633	353	450	294	1,026	0

	Prudential Series Fund Small Capitalization Stock
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.64	$19.88	$17.45	$16.37	$13.50	$ 9.83	$11.63	$11.10	$10.00
2. End of year (rounded)	$13.46	$19.64	$19.88	$17.45	$16.37	$13.50	$ 9.83	$11.63	$11.10
3. Accumulation Units Outstanding at end of year	48,245	53,497	49,519	45,337	43,273	35,506	25,102	4,442	0

	Prudential Series Fund Stock Index
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.02	$16.30	$14.20	$13.67	$12.46	$ 9.78	$12.65	$14.48	$10.00
2. End of year (rounded)	$10.66	$17.02	$16.30	$14.20	$13.67	$12.46	$ 9.78	$12.65	$14.48
3. Accumulation Units Outstanding at end of year	58,615	56,087	58,546	54,942	44,535	34,080	23,561	6,383	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.68	$18.22	$15.29	$13.19	$11.41	$ 8.97	$11.57	$11.89	$10.00
2. End of year (rounded)	$10.71	$18.68	$18.22	$15.29	$13.19	$11.41	$ 8.97	$11.57	$11.89
3. Accumulation Units Outstanding at end of year	69,919	65,845	47,005	41,050	41,699	41,002	35,140	23,911	0

	AIM V.I. Core Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.25	$15.13	—	—	—	—	—	—	—
2. End of year (rounded)	$11.28	$16.25	$15.13	—	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	10,103	10,178	8,964	—	—	—	—	—	—

	AIM V.I. Dynamics
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$9.85	$8.83	$7.66	$6.96	$6.18	$4.51	$6.67	$9.75	$10.00
2. End of year (rounded)	$5.08	$9.85	$8.83	$7.66	$6.96	$6.18	$4.51	$6.67	$ 9.75
3. Accumulation Units Outstanding at end of year	14,440	16,713	18,026	16,679	17,991	14,222	11,563	10,835	0

	AIM V.I. Government Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.51	$13.73	$13.35	$13.21	$12.97	$12.91	$11.39	$10.77	$10.00
2. End of year (rounded)	$16.19	$14.51	$13.73	$13.35	$13.21	$12.97	$12.91	$11.39	$10.77
3. Accumulation Units Outstanding at end of year	11,839	3,692	4,180	2,696	2,351	2,280	1,114	13	0

	AIM V.I. International Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.66	$12.86	$10.10	$ 8.62	$6.99	$5.45	$6.51	$8.57	$10.00
2. End of year (rounded)	$ 8.68	$14.66	$12.86	$10.10	$8.62	$6.99	$5.45	$6.51	$ 8.57
3. Accumulation Units Outstanding at end of year	42,240	38,335	10,227	7,023	6,056	3,023	2,316	1	0

	AIM V.I. Premier Equity (Closed in 2006)
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	—	—	$11.97	$11.40	$10.85	$ 8.73	$12.60	$14.51	$10.00
2. End of year (rounded)	—	—	—	$11.97	$11.40	$10.85	$8.73	$12.60	$14.51
3. Accumulation Units Outstanding at end of year	—	—	0	10,319	9,060	8,321	6,756	5,125	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AllianceBernstein Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.88	$14.25	$12.23	$11.73	$10.60	$ 8.05	$10.39	$10.42	$10.00
2. End of year (rounded)	$ 8.78	$14.88	$14.25	$12.23	$11.73	$10.60	$ 8.05	$10.39	$10.42
3. Accumulation Units Outstanding at end of year	82,706	90,542	103,043	102,212	105,742	93,253	75,086	32,671	0

	AllianceBernstein Large Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.13	$7.18	$7.26	$6.35	$5.88	$4.79	$6.95	$8.45	$10.00
2. End of year (rounded)	$4.87	$8.13	$7.18	$7.26	$6.35	$5.88	$4.79	$6.95	$ 8.45
3. Accumulation Units Outstanding at end of year	64,024	71,959	96,898	93,987	91,427	87,689	74,399	42,967	0

	AllianceBernstein Small Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.25	$11.69	$10.63	$10.17	$ 8.93	$6.04	$8.91	$10.27	$10.00
2. End of year (rounded)	$ 7.17	$13.25	$11.69	$10.63	$10.17	$8.93	$6.04	$ 8.91	$10.27
3. Accumulation Units Outstanding at end of year	3,063	2,953	3,180	1,722	1,532	1,261	987	735	0

	American Century VP Income & Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.76	$11.84	$10.18	$ 9.79	$8.72	$6.79	$8.47	$9.31	$10.00
2. End of year (rounded)	$ 7.64	$11.76	$11.84	$10.18	$9.79	$8.72	$6.79	$8.47	$ 9.31
3. Accumulation Units Outstanding at end of year	21,442	24,127	27,693	25,384	23,608	16,490	8,089	3,292	0

	Credit Suisse Mid-Cap Core
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.41	$10.29	$10.16	$ 9.56	$8.51	$5.97	$8.50	$10.23	$10.00
2. End of year (rounded)	$ 7.00	$11.41	$10.29	$10.16	$9.56	$8.51	$5.97	$ 8.50	$10.23
3. Accumulation Units Outstanding at end of year	11,221	12,744	11,928	5,606	646	157	63	3	0

	Davis Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.99	$13.46	$11.78	$10.83	$ 9.71	$7.53	$9.05	$10.16	$10.00
2. End of year (rounded)	$ 8.30	$13.99	$13.46	$11.78	$10.83	$9.71	$7.53	$ 9.05	$10.16
3. Accumulation Units Outstanding at end of year	11,374	10,166	8,965	6,810	4,052	3,648	2,929	2,551	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	DELAWARE VIP Emerging Market Series
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.78	$15.06	$11.93	—	—	—	—	—	—
2. End of year (rounded)	$10.00	$20.78	$15.06	$11.93	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	21,076	18,207	9,451	2,746	—	—	—	—	—

	Dreyfus Socially Responsible Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.83	$7.31	$6.74	$6.55	$6.21	$4.95	$7.02	$9.10	$10.00
2. End of year (rounded)	$5.10	$7.83	$7.31	$6.74	$6.55	$6.21	$4.95	$7.02	$ 9.10
3. Accumulation Units Outstanding at end of year	312	815	553	337	94	42	23	566	0

	Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.31	$ 9.31	$8.60	$8.23	$7.42	$5.43	$7.64	$9.05	$10.00
2. End of year (rounded)	$ 5.91	$10.31	$9.31	$8.60	$8.23	$7.42	$5.43	$7.64	$ 9.05
3. Accumulation Units Outstanding at end of year	59,597	64,787	75,081	73,820	81,465	76,977	63,842	26,547	0

	Franklin Templeton Templeton Foreign Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.43	$14.28	$11.81	$10.76	$ 9.11	$6.92	$8.54	$10.20	$10.00
2. End of year (rounded)	$ 9.76	$16.43	$14.28	$11.81	$10.76	$9.11	$6.92	$ 8.54	$10.20
3. Accumulation Units Outstanding at end of year	23,364	17,993	20,639	14,306	7,762	4,644	3,601	570	0

	Janus Aspen Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.98	$10.17	$ 9.47	$8.48	$7.63	$6.21	$7.96	$9.25	$10.00
2. End of year (rounded)	$ 6.42	$10.98	$10.17	$9.47	$8.48	$7.63	$6.21	$7.96	$ 9.25
3. Accumulation Units Outstanding at end of year	92,224	94,650	43,276	31,036	29,463	22,361	17,827	3,170	0

	Janus Aspen Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.38	$6.91	$6.12	$5.48	$4.57	$3.41	$4.76	$7.91	$10.00
2. End of year (rounded)	$4.68	$8.38	$6.91	$6.12	$5.48	$4.57	$3.41	$4.76	$ 7.91
3. Accumulation Units Outstanding at end of year	81,803	81,869	85,580	80,687	89,994	84,337	66,880	47,541	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Janus Aspen Worldwide Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.56	$7.86	$6.69	$6.36	$6.11	$4.96	$6.70	$8.70	$10.00
2. End of year (rounded)	$4.71	$8.56	$7.86	$6.69	$6.36	$6.11	$4.96	$6.70	$ 8.70
3. Accumulation Units Outstanding at end of year	12,693	13,570	14,158	12,217	10,384	10,141	8,621	4,136	0

	MFS Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.77	$13.93	$13.00	$11.98	$10.67	$ 8.25	$12.54	$18.97	$10.00
2. End of year (rounded)	$10.43	$16.77	$13.93	$13.00	$11.98	$10.67	$ 8.25	$12.54	$18.97
3. Accumulation Units Outstanding at end of year	6,355	7,107	15,307	14,226	15,257	13,639	11,484	7,108	0

	MFS Investors Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.37	$7.57	$7.08	$6.82	$6.29	$5.14	$7.15	$9.48	$10.00
2. End of year (rounded)	$5.25	$8.37	$7.57	$7.08	$6.82	$6.29	$5.14	$7.15	$ 9.48
3. Accumulation Units Outstanding at end of year	3,373	3,418	4,102	3,668	3,500	1,767	1,329	1,043	0

	MFS Investors Trust
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.61	$10.60	$ 9.44	$8.85	$8.00	$6.59	$8.40	$10.06	$10.00
2. End of year (rounded)	$ 7.72	$11.61	$10.60	$9.44	$8.85	$8.00	$6.59	$ 8.40	$10.06
3. Accumulation Units Outstanding at end of year	2,695	2,718	2,408	2,050	1,693	1,310	813	302	0

	MFS Research Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.73	$15.19	$14.70	$14.57	$13.83	$12.73	$11.76	$10.89	$10.00
2. End of year (rounded)	$15.26	$15.73	$15.19	$14.70	$14.57	$13.83	$12.73	$11.76	$10.89
3. Accumulation Units Outstanding at end of year	11,252	12,989	11,000	9,031	6,921	7,291	3,731	1,448	0

	MFS Total Return
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.10	$13.62	$12.25	$11.99	$10.85	$ 9.38	$9.96	$10.00	$10.00
2. End of year (rounded)	$10.91	$14.10	$13.62	$12.25	$11.99	$10.85	$9.38	$ 9.96	$10.00
3. Accumulation Units Outstanding at end of year	29,061	26,277	28,825	25,174	22,437	16,432	10,474	829	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	PIMCO PVIT Short Term
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.97	$10.57	$10.20	—	—	—	—	—	—
2. End of year (rounded)	$10.87	$10.97	$10.57	$10.20	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	7,607	749	396	0	—	—	—	—	—

	T. ROWE PRICE Equity Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$21.06	$20.53	$17.37	—	—	—	—	—	—
2. End of year (rounded)	$13.37	$21.06	$20.53	$17.37	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	7,802	11,239	13,356	9,527	—	—	—	—	—

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.95	$15.11	$13.75	$13.36	$12.43	$10.51	$11.61	$11.91	$10.00
2. End of year (rounded)	$12.47	$15.95	$15.11	$13.75	$13.36	$12.43	$10.51	$11.61	$11.91
3. Accumulation Units Outstanding at end of year	49,451	41,632	40,908	44,783	45,661	37,409	33,263	25,550	20,070

	Prudential Series Fund Diversified Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.91	$16.08	$15.39	$14.98	$14.26	$13.33	$12.51	$11.76	$10.00
2. End of year (rounded)	$16.25	$16.91	$16.08	$15.39	$14.98	$14.26	$13.33	$12.51	$11.76
3. Accumulation Units Outstanding at end of year	68,603	63,387	56,322	53,979	40,660	36,212	31,545	29,304	21,508

	Prudential Series Fund Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.01	$15.64	$13.96	$12.59	$11.51	$ 8.78	$11.37	$12.86	$10.00
2. End of year (rounded)	$10.47	$17.01	$15.64	$13.96	$12.59	$11.51	$ 8.78	$11.37	$12.86
3. Accumulation Units Outstanding at end of year	218,186	215,408	209,833	204,088	202,433	183,979	164,340	153,304	137,058

	Prudential Series Fund Flexible Managed
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.84	$14.97	$13.41	$12.94	$11.74	$ 9.53	$10.98	$11.70	$10.00
2. End of year (rounded)	$11.85	$15.84	$14.97	$13.41	$12.94	$11.74	$ 9.53	$10.98	$11.70
3. Accumulation Units Outstanding at end of year	74,949	85,781	83,930	84,965	83,549	74,797	65,727	61,397	55,186

	Prudential Series Fund Global
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.34	$16.68	$14.01	$12.13	$11.13	$ 8.34	$11.20	$13.66	$10.00
2. End of year (rounded)	$10.41	$18.34	$16.68	$14.01	$12.13	$11.13	$ 8.34	$11.20	$13.66
3. Accumulation Units Outstanding at end of year	38,758	38,032	40,445	39,976	40,416	34,971	29,975	26,133	24,256

	Prudential Series Fund Government Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.09	$16.25	$15.74	$15.43	$15.04	$14.75	$13.23	$12.30	$10.00
2. End of year (rounded)	$17.73	$17.09	$16.25	$15.74	$15.43	$15.04	$14.75	$13.23	$12.30
3. Accumulation Units Outstanding at end of year	45,918	38,551	38,050	40,411	37,626	34,774	31,244	17,056	13,820

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.36	$15.04	$13.71	$13.33	$12.14	$ 9.76	$9.66	$9.76	$10.00
2. End of year (rounded)	$11.88	$15.36	$15.04	$13.71	$13.33	$12.14	$9.76	$9.66	$ 9.76
3. Accumulation Units Outstanding at end of year	0	0	0	1,234	4,103	4,216	4,147	0	0

	Prudential Series Fund Jennison
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.20	$14.54	$14.35	$12.59	$11.54	$ 8.91	$12.96	$15.94	$10.00
2. End of year (rounded)	$10.11	$16.20	$14.54	$14.35	$12.59	$11.54	$ 8.91	$12.96	$15.94
3. Accumulation Units Outstanding at end of year	42,253	43,356	40,091	232,271	212,127	191,546	171,328	131,755	8,994

	Prudential Series Fund Jennison 20/20 Focus
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.51	$15.91	$14.01	$11.58	$10.04	$ 7.80	$10.09	$10.24	$10.00
2. End of year (rounded)	$10.60	$17.51	$15.91	$14.01	$11.58	$10.04	$ 7.80	$10.09	$10.24
3. Accumulation Units Outstanding at end of year	0	0	0	417	0	0	0	0	0

	Prudential Series Fund Money Market
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.96	$13.35	$12.81	$12.51	$12.45	$12.40	$12.28	$11.86	$10.00
2. End of year (rounded)	$14.25	$13.96	$13.35	$12.81	$12.51	$12.45	$12.40	$12.28	$11.86
3. Accumulation Units Outstanding at end of year	0	0	0	7,405	10,992	10,006	1,665	27	0

	Prudential Series Fund Small Capitalization Stock
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$19.87	$20.07	$17.59	$16.48	$13.58	$ 9.87	$11.66	$11.11	$10.00
2. End of year (rounded)	$13.63	$19.87	$20.07	$17.59	$16.48	$13.58	$ 9.87	$11.66	$11.11
3. Accumulation Units Outstanding at end of year	0	0	0	114,320	99,461	87,327	72,601	8,830	0

	Prudential Series Fund Stock Index
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$17.21	$16.46	$14.32	$13.76	$12.52	$ 9.82	$12.68	$14.49	$10.00
2. End of year (rounded)	$10.80	$17.21	$16.46	$14.32	$13.76	$12.52	$ 9.82	$12.68	$14.49
3. Accumulation Units Outstanding at end of year	260,197	289,404	274,389	260,848	258,813	236,032	200,721	171,491	139,631

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$18.89	$18.40	$15.42	$13.28	$11.48	$ 9.01	$11.60	$11.90	$10.00
2. End of year (rounded)	$10.85	$18.89	$18.40	$15.42	$13.28	$11.48	$ 9.01	$11.60	$11.90
3. Accumulation Units Outstanding at end of year	0	0	0	45,616	49,580	46,460	46,210	33,895	0

	AIM V.I. Core Equity
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.30	$15.15	—	—	—	—	—	—	—
2. End of year (rounded)	$11.33	$16.30	$15.15	—	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	0	0	0	—	—	—	—	—	—

	AIM V.I. Dynamics
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$9.96	$8.92	$7.72	$7.01	$6.21	$4.53	$6.69	$9.76	$10.00
2. End of year (rounded)	$5.14	$9.96	$8.92	$7.72	$7.01	$6.21	$4.53	$6.69	$ 9.76
3. Accumulation Units Outstanding at end of year	0	0	0	46,401	50,538	44,743	39,232	29,671	0

	AIM V.I. Government Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.67	$13.87	$13.46	$13.31	$13.04	$12.96	$11.42	$10.78	$10.00
2. End of year (rounded)	$16.40	$14.67	$13.87	$13.46	$13.31	$13.04	$12.96	$11.42	$10.78
3. Accumulation Units Outstanding at end of year	0	0	0	2	2	2	1,393	0	0

	AIM V.I. International Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.83	$12.99	$10.18	$ 8.68	$7.03	$5.48	$6.52	$8.58	$10.00
2. End of year (rounded)	$ 8.80	$14.83	$12.99	$10.18	$8.68	$7.03	$5.48	$6.52	$ 8.58
3. Accumulation Units Outstanding at end of year	0	0	0	10,389	0	0	0	0	0

	AIM V.I. Premier Equity (Closed in 2006)
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	—	—	$12.07	$11.48	$10.91	$ 8.77	$12.64	$14.52	$10.00
2. End of year (rounded)	—	—	—	$12.07	$11.48	$10.91	$ 8.77	$12.64	$14.52
3. Accumulation Units Outstanding at end of year	—	—	0	77,798	75,739	79,504	71,257	65,942	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AllianceBernstein Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.05	$14.39	$12.33	$11.81	$10.65	$ 8.08	$10.42	$10.43	$10.00
2. End of year (rounded)	$ 8.89	$15.05	$14.39	$12.33	$11.81	$10.65	$ 8.08	$10.42	$10.43
3. Accumulation Units Outstanding at end of year	0	0	0	134,369	131,561	116,322	109,599	73,326	0

	AllianceBernstein Large Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.22	$7.25	$7.32	$6.39	$5.91	$4.81	$6.96	$8.45	$10.00
2. End of year (rounded)	$4.94	$8.22	$7.25	$7.32	$6.39	$5.91	$4.81	$6.96	$ 8.45
3. Accumulation Units Outstanding at end of year	0	0	0	375,201	382,357	367,535	338,637	269,447	0

	AllianceBernstein Small Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$13.40	$11.81	$10.72	$10.24	$ 8.98	$6.06	$8.93	$10.28	$10.00
2. End of year (rounded)	$ 7.26	$13.40	$11.81	$10.72	$10.24	$8.98	$6.06	$ 8.93	$10.28
3. Accumulation Units Outstanding at end of year	0	0	0	165	165	165	0	0	0

	American Century VP Income & Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.89	$11.96	$10.27	$ 9.86	$8.77	$6.81	$8.49	$9.31	$10.00
2. End of year (rounded)	$ 7.74	$11.89	$11.96	$10.27	$9.86	$8.77	$6.81	$8.49	$ 9.31
3. Accumulation Units Outstanding at end of year	0	0	0	14,643	13,878	13,509	12,876	11,639	0

	Credit Suisse Mid-Cap Core
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.54	$10.39	$10.25	$ 9.63	$8.55	$5.99	$8.52	$10.24	$10.00
2. End of year (rounded)	$ 7.09	$11.54	$10.39	$10.25	$9.63	$8.55	$5.99	$ 8.52	$10.24
3. Accumulation Units Outstanding at end of year	20,846	18,761	17,024	28,523	28,994	8,768	3,509	2,363	1,358

	Davis Value
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.15	$13.59	$11.88	$10.91	$ 9.76	$7.56	$9.07	$10.17	$10.00
2. End of year (rounded)	$ 8.40	$14.15	$13.59	$11.88	$10.91	$9.76	$7.56	$ 9.07	$10.17
3. Accumulation Units Outstanding at end of year	0	0	0	27,505	21,037	14,519	17,909	5,475	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	DELAWARE VIP Emerging Market Series
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$20.87	$15.11	$11.94	—	—	—	—	—	—
2. End of year (rounded)	$10.06	$20.87	$15.11	$11.94	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	95,200	85,436	55,901	50,470	—	—	—	—	—

	Dreyfus Socially Responsible Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$7.92	$7.38	$6.80	$6.60	$6.24	$4.97	$7.04	$9.11	$10.00
2. End of year (rounded)	$5.17	$7.92	$7.38	$6.80	$6.60	$6.24	$4.97	$7.04	$ 9.11
3. Accumulation Units Outstanding at end of year	0	0	0	0	0	0	0	0	0

	Franklin Templeton Franklin Small-Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$10.43	$ 9.40	$8.67	$8.29	$7.46	$5.45	$7.66	$9.06	$10.00
2. End of year (rounded)	$ 5.98	$10.43	$9.40	$8.67	$8.29	$7.46	$5.45	$7.66	$ 9.06
3. Accumulation Units Outstanding at end of year	63,581	66,172	58,442	381,829	374,187	335,718	291,543	188,643	6,727

	Franklin Templeton Templeton Foreign Securities
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.62	$14.42	$11.91	$10.84	$ 9.16	$6.95	$8.56	$10.20	$10.00
2. End of year (rounded)	$ 9.88	$16.62	$14.42	$11.91	$10.84	$9.16	$6.95	$ 8.56	$10.20
3. Accumulation Units Outstanding at end of year	24,742	26,423	22,095	22,905	18,056	14,945	7,592	176	97

	Janus Aspen Growth and Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.11	$10.27	$ 9.55	$8.54	$7.67	$6.23	$7.98	$9.26	$10.00
2. End of year (rounded)	$ 6.50	$11.11	$10.27	$9.55	$8.54	$7.67	$6.23	$7.98	$ 9.26
3. Accumulation Units Outstanding at end of year	67,862	60,731	66,401	61,348	36,613	31,631	23,298	18,416	12,037

	Janus Aspen Mid Cap Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.47	$6.98	$6.17	$5.52	$4.60	$3.42	$4.77	$7.91	$10.00
2. End of year (rounded)	$4.74	$8.47	$6.98	$6.17	$5.52	$4.60	$3.42	$4.77	$ 7.91
3. Accumulation Units Outstanding at end of year	80,654	68,241	58,554	146,568	139,644	138,588	126,289	263,979	16,205

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Janus Aspen Worldwide Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.66	$7.94	$6.74	$6.41	$6.14	$4.98	$6.72	$8.70	$10.00
2. End of year (rounded)	$4.77	$8.66	$7.94	$6.74	$6.41	$6.14	$4.98	$6.72	$ 8.70
3. Accumulation Units Outstanding at end of year	40,085	45,641	45,455	114,729	110,206	102,919	91,291	73,719	18,436

	MFS Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$16.96	$14.07	$13.11	$12.06	$10.73	$ 8.28	$12.57	$18.99	$10.00
2. End of year (rounded)	$10.56	$16.96	$14.07	$13.11	$12.06	$10.73	$ 8.28	$12.57	$18.99
3. Accumulation Units Outstanding at end of year	0	0	0	7,409	10,303	8,345	6,307	522	0

	MFS Investors Growth
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$8.47	$7.64	$7.14	$6.87	$6.32	$5.16	$7.16	$9.49	$10.00
2. End of year (rounded)	$5.32	$8.47	$7.64	$7.14	$6.87	$6.32	$5.16	$7.16	$ 9.49
3. Accumulation Units Outstanding at end of year	27,157	27,548	20,996	22,468	16,400	15,637	12,096	5,333	1,441

	MFS Investors Trust
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.75	$10.70	$ 9.52	$8.91	$8.05	$6.62	$8.42	$10.07	$10.00
2. End of year (rounded)	$ 7.82	$11.75	$10.70	$9.52	$8.91	$8.05	$6.62	$ 8.42	$10.07
3. Accumulation Units Outstanding at end of year	0	0	0	212	109	106	0	0	0

	MFS Research Bond
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$15.91	$15.34	$14.82	$14.67	$13.90	$12.78	$11.79	$10.90	$10.00
2. End of year (rounded)	$15.46	$15.91	$15.34	$14.82	$14.67	$13.90	$12.78	$11.79	$10.90
3. Accumulation Units Outstanding at end of year	0	0	0	0	0	0	0	0	0

	MFS Total Return
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$14.27	$13.76	$12.36	$12.08	$10.90	$ 9.42	$9.98	$10.01	$10.00
2. End of year (rounded)	$11.05	$14.27	$13.76	$12.36	$12.08	$10.90	$9.42	$ 9.98	$10.01
3. Accumulation Units Outstanding at end of year	0	0	0	8,769	5,917	6,744	9,551	6,760	0

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)—(Continued)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	PIMCO PVIT Short Term
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$11.02	$10.60	$10.21	—	—	—	—	—	—
2. End of year (rounded)	$10.93	$11.02	$10.60	$10.21	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	8,757	3,697	2,432	2,156	—	—	—	—	—

	T. ROWE PRICE Equity Income
	1/1/2008 to 12/31/2008	1/1/2007 to 12/31/2007	1/1/2006 to 12/31/2006	1/1/2005 to 12/31/2005	1/1/2004 to 12/31/2004	1/1/2003 to 12/31/2003	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	5/31/2000 to 12/31/2000
1. Beginning of year (rounded)	$21.14	$20.58	$17.38	—	—	—	—	—	—
2. End of year (rounded)	$13.44	$21.14	$20.58	$17.38	—	—	—	—	—
3. Accumulation Units Outstanding at end of year	36,797	30,520	0	9,417	—	—	—	—	—

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIERSM is a service mark of Prudential.

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

DP.PU.003

Ed. 05/2009

Presorted

Bound Printed

Matter

U.S. Postage PAID

Prudential

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2009

DISCOVERY PREMIER

        GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIERSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 37 Subaccounts of the Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc, American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trustsm, PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2009. Certain portions of that May 1, 2009 prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: (877) 778-2100

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

FUNDS – The portfolios of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trustsm, PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc. available under the Contracts.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Discovery Account”), invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT – A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

3

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of The Discovery Premier Group Variable Contract Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York, 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2008, 2007 and 2006, $187,328, $236,785, and $286,705, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contracts. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and

4

other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in al Prudential products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2009) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Name of Firm(s):	TBS Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared, on the ex-date, by the Series Fund or other fund but not yet paid.

5

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at value	$323,192	$1,687,095	$2,303,799	$1,053,305	$827,209
(Payable to)/Receivable from The Prudential Insurance Company of America	0	0	0	0	0

Net Assets	$323,192	$1,687,095	$2,303,799	$1,053,305	$827,209

NET ASSETS, representing:
Accumulation units	$323,192	$1,687,095	$2,303,799	$1,053,305	$827,209

	$323,192	$1,687,095	$2,303,799	$1,053,305	$827,209

Units outstanding	23,053	104,323	220,144	89,101	66,547

Portfolio shares held	32,319	170,586	140,476	85,357	65,186
Portfolio net asset value per share	$10.00	$9.89	$16.40	$12.34	$12.69
Investment in portfolio shares, at cost	$323,193	$1,812,226	$3,032,925	$1,259,861	$898,407

STATEMENT OF OPERATIONS For the period ended December 31, 2008
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income.	$6,767	$76,631	$32,456	$33,793	$28,363

EXPENSES
Charges for administration, mortality and expense risk	1,864	9,080	15,217	6,877	5,079

NET INVESTMENT INCOME (LOSS)	4,903	67,551	17,239	26,916	23,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	14,900	332,861	103,525	0
Realized gain (loss) on shares redeemed	0	(10,561)	(62,337)	(25,376)	(11,649)
Net change in unrealized gain (loss) on investments	0	(140,159)	(1,688,870)	(469,844)	(234,974)

NET GAIN (LOSS) ON INVESTMENTS	0	(135,820)	(1,418,346)	(391,695)	(246,623)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,903	$(68,269)	$(1,401,107)	$(364,779)	$(223,339)

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio	Prudential Jennison 20/20 Focus Portfolio

$209,999	$3,504,633	$1,638,954	$451,900	$1,293,610	$1,200,373	$1,768,655	$975,623
0	0	(537)	0	0	(516)	0	(482)

$209,999	$3,504,633	$1,638,417	$451,900	$1,293,610	$1,199,857	$1,768,655	$975,141

$209,999	$3,504,633	$1,638,417	$451,900	$1,293,610	$1,199,857	$1,768,655	$975,141

$209,999	$3,504,633	$1,638,417	$451,900	$1,293,610	$1,199,857	$1,768,655	$975,141

17,913	325,375	153,706	43,473	73,364	89,494	177,380	93,650

58,171	153,982	150,917	34,575	113,475	95,876	120,399	106,277
$3.61	$22.76	$10.86	$13.07	$11.40	$12.52	$14.69	$9.18

$282,334	$4,402,576	$2,791,172	$496,006	$1,295,277	$1,312,694	$1,864,421	$1,511,066

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio	Prudential Jennison 20/20 Focus Portfolio

$22,932	$90,790	$38,409	$8,981	$51,772	$17,903	$5,275	$6,051

2,037	25,121	14,559	3,304	6,855	10,893	14,047	7,569

20,895	65,669	23,850	5,677	44,917	7,010	(8,772)	(1,518)

0	0	440,187	38,816	0	238,981	0	66,379
(7,640)	(89,233)	(78,365)	(16,505)	(13,118)	(23,697)	(2,634)	(43,795)
(77,563)	(2,083,797)	(1,492,553)	(366,056)	14,761	(773,380)	(982,884)	(542,138)

(85,203)	(2,173,030)	(1,130,731)	(343,745)	1,643	(558,096)	(985,518)	(519,554)

$(64,308)	$(2,107,361)	$(1,106,881)	$(338,068)	$46,560	$(551,086)	$(994,290)	$(521,072)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2008

	SUBACCOUNTS
	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio
ASSETS
Investment in the portfolios, at value	$193,425	$947,933	$879,436	$409,456	$43,430
(Payable to)/Receivable from The Prudential Insurance Company of America	(110)	(351)	(214)	(216)	(10)

Net Assets	$193,315	$947,582	$879,222	$409,240	$43,420

NET ASSETS, representing:
Accumulation units	$193,315	$947,582	$879,222	$409,240	$43,420

	$193,315	$947,582	$879,222	$409,240	$43,420

Units outstanding	11,943	109,692	100,288	84,148	6,082

Portfolio shares held	14,822	48,637	67,132	22,169	5,152
Portfolio net asset value per share	$13.05	$19.49	$13.10	$18.47	$8.43
Investment in portfolio shares, at cost	$182,350	$1,326,009	$1,194,975	$393,530	$56,007

STATEMENT OF OPERATIONS For the period ended December 31, 2008
	SUBACCOUNTS
	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$6,513	$7,215	$27,968	$0	$0

EXPENSES
Charges for administration, mortality and expense risk	736	7,716	8,699	4,799	418

NET INVESTMENT INCOME (LOSS)	5,777	(501)	19,269	(4,799)	(418)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	17,447	238,101	0	0
Realized gain (loss) on shares redeemed	(148)	(15,818)	(27,958)	46,308	(56)
Net change in unrealized gain (loss) on investments	10,089	(560,836)	(894,317)	(383,066)	(33,701)

NET GAIN (LOSS) ON INVESTMENTS	9,941	(559,207)	(684,174)	(336,758)	(33,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,718	$(559,708)	$(664,905)	$(341,557)	$(34,175)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton Foreign Securities Fund	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio

$215,722	$355,146	$2,949	$990,834	$556,495	$182,875	$1,214,338	$1,496,043
(58)	(159)	(4)	(245)	(110)	(66)	(237)	(523)

$215,664	$354,987	$2,945	$990,589	$556,385	$182,809	$1,214,101	$1,495,520

$215,664	$354,987	$2,945	$990,589	$556,385	$182,809	$1,214,101	$1,495,520

$215,664	$354,987	$2,945	$990,589	$556,385	$182,809	$1,214,101	$1,495,520

28,276	43,054	581	167,279	56,779	36,176	259,027	232,680

44,756	42,996	148	82,159	50,821	18,306	57,118	129,192
$4.82	$8.26	$19.86	$12.06	$10.95	$9.99	$21.26	$11.58

$250,821	$382,199	$3,630	$1,058,996	$679,526	$160,479	$1,210,597	$2,032,376

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton Foreign Securities Fund	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio

$6,688	$5,250	$57	$0	$21,637	$0	$4,445	$21,362

2,160	4,185	39	10,305	4,635	2,501	10,581	13,710

4,528	1,065	18	(10,305)	17,002	(2,501)	(6,136)	7,652

40,068	9,391	0	196,948	78,290	0	95,084	0

(4,366)	(4,405)	(322)	6,515	(49,928)	35,667	(23,590)	(96,588)

(169,010)	(284,510)	(1,571)	(1,031,768)	(422,451)	(234,312)	(952,007)	(979,560)

(133,308)	(279,524)	(1,893)	(828,305)	(394,089)	(198,645)	(880,513)	(1,076,148)

$(128,780)	$(278,459)	$(1,875)	$(838,610)	$(377,087)	$(201,146)	$(886,649)	$(1,068,496)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2008

	SUBACCOUNTS
	Janus Aspen Worldwide Growth Portfolio	MFS Growth Series	MFS Research Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series
ASSETS
Investment in the portfolios, at value	$295,922	$202,698	$199,725	$162,203	$36,198
(Payable to)/Receivable from The Prudential Insurance Company of America	(50)	0	(112)	(28)	(12)

Net Assets	$295,872	$202,698	$199,613	$162,175	$36,186

NET ASSETS, representing:
Accumulation units	$295,872	$202,698	$199,613	$162,175	$36,186

	$295,872	$202,698	$199,613	$162,175	$36,186

Units outstanding	62,436	19,547	13,098	30,530	4,703

Portfolio shares held	15,357	12,977	18,157	22,845	2,473
Portfolio net asset value per share	$19.27	$15.62	$11.00	$7.10	$14.64
Investment in portfolio shares, at cost	$348,655	$190,499	$203,687	$195,890	$42,643

STATEMENT OF OPERATIONS For the period ended December 31, 2008
	SUBACCOUNTS
	Janus Aspen Worldwide Growth Portfolio	MFS Growth Series	MFS Research Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series
INVESTMENT INCOME
Dividend income	$5,680	$0	$6,460	$1,290	$485

EXPENSES
Charges for administration, mortality and expense risk	2,611	2,437	1,372	1,136	350

NET INVESTMENT INCOME (LOSS)	3,069	(2,437)	5,088	154	135

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	10,539	4,005
Realized gain (loss) on shares redeemed	(18,971)	(2,187)	(1,112)	(6,796)	(2,813)
Net change in unrealized gain (loss) on Investments	(235,822)	(139,779)	(9,480)	(98,569)	(19,694)

NET GAIN (LOSS) ON INVESTMENTS	(254,793)	(141,966)	(10,592)	(94,826)	(18,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(251,724)	$(144,403)	$(5,504)	$(94,672)	$(18,367)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
MFS Total Return Series	Credit Suisse Trust – Mid-Cap Core Portfolio	T. Rowe Price Equity Income Portfolio	PIMCO Variable Insurance Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	AIM V.I. Core Equity Fund

$366,554	$273,432	$712,715	$178,459	$1,417,295	$146,713

(147)	(43)	0	(85)	(174)	0

$366,407	$273,389	$712,715	$178,374	$1,417,121	$146,713

$366,407	$273,389	$712,715	$178,374	$1,417,121	$146,713

$366,407	$273,389	$712,715	$178,374	$1,417,121	$146,713

33,617	38,864	53,531	16,363	141,223	13,153

23,771	29,588	49,701	18,551	125,520	7,428
$15.42	$9.24	$14.34	$9.62	$11.29	$19.75
$422,056	$322,100	$850,694	$183,992	$2,262,542	$163,961

SUBACCOUNTS (Continued)
MFS Total Return Series	Credit Suisse Trust – Mid-Cap Core Portfolio	T. Rowe Price Equity Income Portfolio	PIMCO Variable Insurance Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	AIM V.I. Core Equity Fund

$13,708	$0	$17,007	$4,449	$35,503	$3,242

2,755	2,248	5,010	725	13,083	950

10,953	(2,248)	11,997	3,724	22,420	2,292

27,150	0	27,691	0	361,230	0
(6,447)	(15,609)	(26,007)	(927)	(210,529)	(129)
(130,756)	(160,895)	(387,349)	(5,328)	(1,694,295)	(69,997)

(110,053)	(176,504)	(385,665)	(6,255)	(1,543,594)	(70,126)

$(99,100)	$(178,752)	$(373,668)	$(2,531)	$(1,521,174)	$(67,834)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$4,903	$5,666	$67,551	$64,585	$17,239	$6,048
Capital gains distributions received	0	0	14,900	0	332,861	2,491
Realized gain (loss) on shares redeemed	0	0	(10,561)	(4,850)	(62,337)	22,164
Net change in unrealized gain (loss) on investments	0	0	(140,159)	11,795	(1,688,870)	259,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,903	5,666	(68,269)	71,530	(1,401,107)	290,675

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	472,242	416,007	458,020	496,256	282,475	274,996
Withdrawal and other charges	(360,726)	(296,290)	(273,702)	(276,974)	(273,378)	(169,418)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	111,516	119,717	184,318	219,282	9,097	105,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	116,419	125,383	116,049	290,812	(1,392,010)	396,060

NET ASSETS
Beginning of period	206,773	81,390	1,571,046	1,280,234	3,695,809	3,299,749

End of period	$323,192	$206,773	$1,687,095	$1,571,046	$2,303,799	$3,695,809

Beginning units	15,060	6,176	93,244	79,862	217,310	211,052

Units issued	31,260	26,642	25,036	20,760	24,479	18,013
Units redeemed	(23,267)	(17,758)	(13,957)	(7,378)	(21,645)	(11,755)

Ending units	23,053	15,060	104,323	93,244	220,144	217,310

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$26,916	$23,134	$23,284	$21,219	$20,895	$20,135	$65,669	$44,693
103,525	59,866	0	0	0	0	0	0
(25,376)	15,438	(11,649)	1,125	(7,640)	(1,543)	(89,233)	16,742
(469,844)	(12,406)	(234,974)	29,026	(77,563)	(13,678)	(2,083,797)	190,333

(364,779)	86,031	(223,339)	51,370	(64,308)	4,913	(2,107,361)	251,768

112,747	260,938	224,386	208,465	78,084	132,402	769,284	955,835
(287,327)	(163,662)	(121,016)	(219,229)	(170,848)	(32,896)	(1,213,814)	(804,048)

(174,580)	97,276	103,370	(10,764)	(92,764)	99,506	(444,530)	151,787

(539,359)	183,307	(119,969)	40,606	(157,072)	104,419	(2,551,891)	403,555

1,592,664	1,409,357	947,178	906,572	367,071	262,652	6,056,524	5,652,969

$1,053,305	$1,592,664	$827,209	$947,178	$209,999	$367,071	$3,504,633	$6,056,524

100,745	94,303	59,601	60,222	24,179	17,644	352,627	344,204

13,032	13,090	13,286	7,774	5,747	10,921	46,449	39,796
(24,676)	(6,648)	(6,340)	(8,395)	(12,013)	(4,386)	(73,701)	(31,373)

89,101	100,745	66,547	59,601	17,913	24,179	325,375	352,627

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$23,850	$18,525	$5,677	$1,547	$44,917	$41,422
Capital gains distributions received	440,187	262,660	38,816	0	0	0
Realized gain (loss) on shares redeemed	(78,365)	(5,901)	(16,505)	6,674	(13,118)	(12,954)
Net change in unrealized gain (loss) on investments	(1,492,553)	(232,578)	(366,056)	61,897	14,761	26,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,106,881)	42,706	(338,068)	70,119	46,560	54,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	741,172	937,651	66,426	100,809	319,285	184,357
Withdrawal and other charges	(222,326)	(240,978)	(72,764)	(102,961)	(189,498)	(136,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	518,846	696,674	(6,338)	(2,152)	129,787	47,435

TOTAL INCREASE (DECREASE) IN NET ASSETS	(588,035)	739,380	(344,406)	67,967	176,347	102,081

NET ASSETS
Beginning of period	2,226,452	1,487,072	796,306	728,339	1,117,263	1,015,182

End of period	$1,638,417	$2,226,452	$451,900	$796,306	$1,293,610	$1,117,263

Beginning units	119,605	81,854	43,516	43,716	65,750	62,776

Units issued	48,236	51,149	5,564	5,755	18,971	9,770
Units redeemed	(14,135)	(13,398)	(5,607)	(5,955)	(11,357)	(6,796)

Ending units	153,706	119,605	43,473	43,516	73,364	65,750

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		Prudential Jennison Portfolio		Prudential Jennison 20/20 Focus Portfolio		AIM V.I. Government Securities Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$7,010	$(2,071)	$(8,772)	$(15,162)	$(1,518)	$798	$5,777	$1,759
238,981	141,180	0	0	66,379	83,668	0	0
(23,697)	51,854	(2,634)	44,047	(43,795)	34	(148)	44
(773,380)	(218,568)	(982,884)	216,418	(542,138)	(22,665)	10,089	1,098

(551,086)	(27,605)	(994,290)	245,303	(521,072)	61,835	15,718	2,901

283,615	392,259	903,235	345,387	715,938	724,604	171,009	5,704
(417,189)	(580,739)	(474,760)	(811,671)	(144,626)	(55,437)	(46,979)	(12,435)

(133,575)	(188,480)	428,475	(466,284)	571,312	669,167	124,030	(6,731)

(684,661)	(216,085)	(565,815)	(220,981)	50,240	731,001	139,748	(3,830)

1,884,518	2,100,603	2,334,470	2,555,451	924,901	193,900	53,567	57,397

$1,199,857	$1,884,518	$1,768,655	$2,334,470	$975,141	$924,901	$193,315	$53,567

96,251	106,047	145,677	177,694	53,619	12,329	3,692	4,180

16,439	19,383	74,786	13,067	49,981	45,060	11,352	407
(23,196)	(29,179)	(43,083)	(45,084)	(9,950)	(3,771)	(3,101)	(895)

89,494	96,251	177,380	145,677	93,650	53,619	11,943	3,692

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AIM V.I. International Growth Fund		AllianceBernstein Growth & Income Portfolio		AllianceBernstein Large Cap Growth Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(501)	$(1,203)	$19,269	$13,944	$(4,799)	$(8,055)
Capital gains distributions received	17,447	0	238,101	92,354	0	0
Realized gain (loss) on shares redeemed	(15,818)	(627)	(27,958)	89,654	46,308	126,656
Net change in unrealized gain (loss) on investments	(560,836)	104,043	(894,317)	(109,816)	(383,066)	12,169

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(559,708)	102,213	(664,905)	86,136	(341,557)	130,770

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	512,322	801,741	151,732	207,111	49,812	86,148
Withdrawal and other charges	(103,653)	(63,746)	(425,146)	(641,164)	(292,514)	(589,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	408,669	737,995	(273,414)	(434,053)	(242,702)	(503,802)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(151,039)	840,208	(938,319)	(347,917)	(584,259)	(373,032)

NET ASSETS
Beginning of period	1,098,621	258,413	1,817,541	2,165,458	993,499	1,366,531

End of period	$947,582	$1,098,621	$879,222	$1,817,541	$409,240	$993,499

Beginning units	75,216	20,156	122,398	152,329	122,598	190,885

Units issued	42,803	59,489	12,996	15,091	11,103	11,410
Units redeemed	(8,327)	(4,430)	(35,106)	(45,022)	(49,553)	(79,697)

Ending units	109,692	75,216	100,288	122,398	84,148	122,598

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AllianceBernstein Small Cap Growth Portfolio		American Century VP Income & Growth Fund		Davis Value Portfolio		Dreyfus Socially Responsible Growth Fund
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(418)	$(432)	$4,528	$5,165	$1,065	$3,026	$18	$(19)
0	0	40,068	0	9,391	31,575	0	0

(56)	400	(4,366)	9,167	(4,405)	293	(322)	(1)

(33,701)	7,727	(169,010)	(17,497)	(284,510)	(4,233)	(1,571)	390

(34,175)	7,695	(128,780)	(3,165)	(278,459)	30,661	(1,875)	370

12,361	5,543	28,765	34,243	59,699	152,260	3,545	5,292
(1,124)	(4,939)	(99,885)	(77,673)	(185,662)	(131,492)	(8,426)	(3)

11,237	604	(71,120)	(43,430)	(125,963)	20,768	(4,881)	5,289

(22,937)	8,299	(199,900)	(46,595)	(404,422)	51,429	(6,756)	5,659

66,357	58,058	415,564	462,159	759,409	707,980	9,701	4,042

$43,420	$66,357	$215,664	$415,564	$354,987	$759,409	$2,945	$9,701

5,024	4,978	35,421	39,095	54,601	52,884	1,243	553

1,160	442	2,892	2,798	6,146	11,992	495	690
(102)	(396)	(10,036)	(6,472)	(17,693)	(10,275)	(1,157)	(0)

6,082	5,024	28,276	35,421	43,054	54,601	581	1,243

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton Foreign Securities Fund		AIM V.I. Dynamics Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(10,305)	$(15,837)	$17,002	$12,355	$(2,501)	$(3,792)
Capital gains distributions received	196,948	164,991	78,290	36,023	0	0
Realized gain (loss) on shares redeemed	6,515	172,522	(49,928)	2,899	35,667	50,567
Net change in unrealized gain (loss) on investments	(1,031,768)	(81,236)	(422,451)	68,468	(234,312)	9,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(838,610)	240,440	(377,087)	119,745	(201,146)	55,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	181,009	310,393	242,270	218,035	56,791	59,646
Withdrawal and other charges	(593,239)	(860,007)	(229,386)	(161,870)	(155,732)	(176,424)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(412,230)	(549,614)	12,884	56,166	(98,940)	(116,778)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,250,840)	(309,174)	(364,203)	175,910	(300,087)	(60,941)

NET ASSETS
Beginning of period	2,241,429	2,550,603	920,588	744,678	482,896	543,837

End of period	$990,589	$2,241,429	$556,385	$920,588	$182,809	$482,896

Beginning units	217,300	274,423	55,809	51,978	49,289	61,852

Units issued	24,700	30,820	20,365	15,407	8,147	6,208
Units redeemed	(74,721)	(87,944)	(19,395)	(11,575)	(21,260)	(18,771)

Ending units	167,279	217,300	56,779	55,809	36,176	49,289

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Janus Aspen Mid Cap Growth Portfolio		Janus Aspen Growth & Income Portfolio		Janus Aspen Worldwide Growth Portfolio		MFS Growth Series
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(6,136)	$(7,090)	$7,652	$36,302	$3,069	$1,042	$(2,437)	$(4,699)
95,084	8,615	0	0	0	0	0	0

(23,590)	34,644	(96,588)	660	(18,971)	31,246	(2,187)	6,031

(952,007)	283,114	(979,560)	134,762	(235,822)	14,874	(139,779)	85,566

(886,649)	319,283	(1,068,496)	171,724	(251,724)	47,162	(144,403)	86,898

492,841	478,694	354,555	1,326,836	66,639	150,336	64,253	36,641
(258,145)	(439,389)	(499,654)	(301,710)	(119,026)	(224,373)	(161,135)	(426,301)

234,696	39,305	(145,099)	1,025,126	(52,387)	(74,036)	(96,882)	(389,660)

(651,953)	358,588	(1,213,595)	1,196,850	(304,111)	(26,874)	(241,285)	(302,762)

1,866,054	1,507,466	2,709,115	1,512,265	599,983	626,857	443,983	746,745

$1,214,101	$1,866,054	$1,495,520	$2,709,115	$295,872	$599,983	$202,698	$443,983

222,562	218,139	246,622	148,359	69,657	79,452	26,615	53,849

71,761	66,485	43,084	127,856	10,361	18,033	3,833	2,537
(35,296)	(62,062)	(57,025)	(29,593)	(17,581)	(27,828)	(10,901)	(29,771)

259,027	222,562	232,680	246,622	62,436	69,657	19,547	26,615

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	MFS Research Bond Series		MFS Investors Growth Stock Series		MFS Investors Trust Series
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$5,088	$5,280	$154	$(370)	$135	$52
Capital gains distributions received	0	0	10,539	0	4,005	342
Realized gain (loss) on shares redeemed	(1,112)	(1,046)	(6,796)	3,109	(2,813)	(72)
Net change in unrealized gain (loss) on investments	(9,480)	3,195	(98,569)	18,664	(19,694)	3,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,504)	7,429	(94,672)	21,403	(18,367)	3,651

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	66,581	104,214	37,710	95,125	25,016	4,515
Withdrawal and other charges	(96,065)	(71,011)	(42,780)	(46,127)	(14,797)	(1,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(29,484)	33,203	(5,070)	48,998	10,219	2,819

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,988)	40,632	(99,742)	70,401	(8,148)	6,470

NET ASSETS
Beginning of period	234,601	193,969	261,917	191,516	44,334	37,864

End of period	$199,613	$234,601	$162,175	$261,917	$36,186	$44,334

Beginning units	14,929	12,779	30,966	25,099	3,825	3,581

Units issued	4,311	6,791	5,289	12,218	2,402	402
Units redeemed	(6,142)	(4,641)	(5,725)	(6,351)	(1,524)	(158)

Ending units	13,098	14,929	30,530	30,966	4,703	3,825

The accompanying notes are an integral part of these financial statements.

A15

MFS Total Return Series		Credit Suisse Trust – Mid-Cap Core Portfolio		T. Rowe Price Equity Income Portfolio		PIMCO Variable Insurance Trust Short-Term Portfolio
01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$10,953	$8,941	$(2,248)	$(2,616)	$11,997	$7,774	$3,724	$2,127
27,150	11,733	0	0	27,691	58,929	0	0
(6,447)	4,559	(15,609)	2,203	(26,007)	1,108	(927)	(2)
(130,756)	(7,734)	(160,895)	44,424	(387,349)	(44,105)	(5,328)	(149)

(99,100)	17,499	(178,752)	44,011	(373,668)	23,706	(2,531)	1,976

112,165	70,544	100,873	118,560	308,025	504,758	167,421	17,614
(126,266)	(139,718)	(117,003)	(81,889)	(271,368)	(396,603)	(48,959)	(110)

(14,101)	(69,174)	(16,130)	36,671	36,657	108,155	118,462	17,504

(113,200)	(51,675)	(194,882)	80,682	(337,011)	131,861	115,931	19,479

479,607	531,282	468,271	387,589	1,049,726	917,865	62,443	42,964

$366,407	$479,607	$273,389	$468,271	$712,715	$1,049,726	$178,374	$62,443

34,063	39,069	40,880	37,566	50,107	44,967	5,680	4,061

9,042	4,980	10,358	11,053	16,003	14,981	15,133	1,630
(9,488)	(9,986)	(12,374)	(7,739)	(12,579)	(9,841)	(4,450)	(11)

33,617	34,063	38,864	40,880	53,531	50,107	16,363	5,680

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Delaware VIP Emerging Markets Series		AIM V.I. Core Equity Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$22,420	$17,446	$2,292	$798
Capital gains distributions received	361,230	127,057	0	0
Realized gain (loss) on shares redeemed	(210,529)	(8,121)	(129)	10,130
Net change in unrealized gain (loss) on investments	(1,694,295)	519,015	(69,997)	49,966

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,521,174)	655,397	(67,834)	60,894

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	738,831	971,873	15,521	57,522
Withdrawal and other charges	(513,415)	(210,323)	(66,863)	(82,960)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	225,416	761,550	(51,342)	(25,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,295,759)	1,416,946	(119,176)	35,456

NET ASSETS
Beginning of period	2,712,880	1,295,934	265,889	230,433

End of period	$1,417,121	$2,712,880	$146,713	$265,889

Beginning units	130,249	85,912	16,669	15,537

Units issued	47,248	56,603	763	1,614
Units redeemed	(36,274)	(12,267)	(4,279)	(482)

Ending units	141,223	130,249	13,153	16,669

The accompanying notes are an integral part of these financial statements.

A17

NOTES TO FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

December 31, 2008

Note 1:	General

The Prudential Premier Group Variable Contract Account (the “Discovery Account”) was established on November 9, 1999 by the Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of the Discovery Premier Group Annuity Contracts (“Contracts”) are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to annuity arrangements qualifying for federal tax benefits under section 403(c) of the Code. The Contracts are group annuity contracts and generally are issued to employers (“contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The Discovery Account is comprised of thirty-seven Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”) as follows:

The Prudential Series Fund

Money Market Portfolio

Diversified Bond Portfolio

Government Income Portfolio

Conservative Balanced Portfolio

Flexible Managed Portfolio

High Yield Bond Portfolio

Stock Index Portfolio

Value Portfolio

Equity Portfolio

Jennison Portfolio

Global Portfolio

Jennison 20/20 Focus Portfolio

Small Capitalization Stock Portfolio

AIM Variable Insurance

Government Securities Fund

International Growth Fund

Dynamics Fund

Core Equity Fund

AllianceBernstein Variable Products Series Fund

Large Cap Growth Portfolio

Growth & Income Portfolio

Small Cap Growth Portfolio

American Century Variable Portfolios

Income & Growth Fund

Davis Variable Account Fund

Value Portfolio

Dreyfus

Socially Responsible Growth Fund

Franklin Templeton Variable Insurance Product Trust (VIP)

Small-Mid Cap Growth Securities Fund

Foreign Securities Fund

Janus Aspen Series

Mid Cap Growth Portfolio

Growth & Income Portfolio

Worldwide Growth Portfolio

MFS Variable Insurance Trust

Research Bond Series

Growth Series

Investors Growth Stock Series

Investors Trust Series

Total Return Series

Credit Suisse Trust

Mid-Cap Core Portfolio

T. Rowe Price

Equity Income Portfolio

PIMCO Variable Insurance Trust

Short-Term Portfolio

Delaware VIP

Emerging Markets Series

All contractual obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

A18

Note 1:	General (Continued)

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential. Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion, please refer to Note 3: Fair Value.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex distribution date.

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

A19

Note 3:	Fair Value (Continued)

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable retirement insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments excluding distributions received and invested in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$393,952	$(282,435)
Prudential Diversified Bond Portfolio	$378,140	$(193,822)
Prudential Equity Portfolio	$240,126	$(231,027)
Prudential Flexible Managed Portfolio	$89,410	$(259,844)
Prudential Conservative Balanced Portfolio	$186,125	$(82,754)
Prudential High Yield Bond Portfolio	$66,056	$(158,821)
Prudential Stock Index Portfolio	$518,393	$(962,982)
Prudential Value Portfolio	$672,098	$(168,539)
Prudential Global Portfolio	$54,969	$(61,307)
Prudential Government Income Portfolio	$289,074	$(163,590)
Prudential Small Capitalization Stock Portfolio	$201,470	$(346,535)
Prudential Jennison Portfolio	$630,865	$(202,390)
Prudential Jennison 20/20 Focus Portfolio	$682,047	$(118,381)
AIM V.I. Government Securities Fund	$169,498	$(46,122)
AIM V.I. International Growth Fund	$490,742	$(90,074)
AllianceBernstein Growth & Income Portfolio	$111,168	$(393,921)
AllianceBernstein Large Cap Growth Portfolio	$40,524	$(288,373)
AllianceBernstein Small Cap Growth Portfolio	$11,761	$(977)
American Century VP Income & Growth Fund	$24,036	$(97,476)
Davis Value Portfolio	$51,990	$(182,436)
Dreyfus Socially Responsible Growth Fund	$3,532	$(8,457)
Franklin Small-Mid Cap Growth Securities Fund	$134,263	$(557,720)
Franklin Templeton Foreign Securities Fund	$222,585	$(214,680)
AIM V.I. Dynamics Fund	$49,697	$(151,329)
Janus Aspen Mid Cap Growth Portfolio	$375,540	$(152,222)
Janus Aspen Growth & Income Portfolio	$273,675	$(433,474)
Janus Aspen Worldwide Growth Portfolio	$65,329	$(120,528)
MFS Growth Series	$57,849	$(154,730)
MFS Research Bond Series	$47,225	$(78,099)
MFS Investors Growth Stock Series	$38,824	$(45,096)
MFS Investors Trust Series	$24,880	$(15,022)
MFS Total Return Series	$102,591	$(119,559)

A20

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Credit Suisse Trust – Mid-Cap Core Portfolio	$93,416	$(111,984)
T. Rowe Price Equity Income Portfolio	$260,491	$(223,833)
PIMCO Variable Insurance Trust Short-Term Portfolio	$158,089	$(40,281)
Delaware VIP Emerging Markets Series	$670,069	$(456,746)
AIM V.I. Core Equity Fund	$10,285	$(61,626)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the mutual fund companies that administer the Series Fund and the other mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, services as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2008	23	$13.96	to	$14.07	$323	2.57%	0.65%	to	0.75%	1.88%	to	1.98%
December 31, 2007	15	$13.70	to	$13.80	$207	4.92%	0.50%	to	0.75%	4.30%	to	4.40%
December 31, 2006	6	$13.14	to	$13.22	$81	4.60%	0.50%	to	0.75%	4.00%	to	4.08%
December 31, 2005	9	$12.63	to	$12.81	$121	2.87%	0.50%	to	0.75%	2.10%	to	2.39%
December 31, 2004	13	$12.37	to	$12.51	$157	0.97%	0.50%	to	0.75%	0.24%	to	0.48%

A21

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Diversified Bond Portfolio
December 31, 2008	104	$15.91	to	$16.25	$1,687	4.67%	0.50%	to	0.75%	-4.18%	to	-3.94%
December 31, 2007	93	$16.60	to	$16.91	$1,571	5.16%	0.50%	to	0.75%	4.93%	to	5.17%
December 31, 2006	80	$15.82	to	$16.08	$1,280	4.99%	0.50%	to	0.75%	4.20%	to	4.47%
December 31, 2005	78	$15.18	to	$15.39	$1,195	6.10%	0.50%	to	0.75%	2.50%	to	2.75%
December 31, 2004	61	$14.81	to	$14.98	$919	4.11%	0.50%	to	0.75%	4.81%	to	5.05%

	Prudential Equity Portfolio
December 31, 2008	220	$10.25	to	$10.47	$2,304	1.07%	0.50%	to	0.75%	-38.62%	to	-38.47%
December 31, 2007	217	$16.69	to	$17.01	$3,697	0.67%	0.50%	to	0.75%	8.49%	to	8.79%
December 31, 2006	211	$15.38	to	$15.64	$3,300	0.68%	0.50%	to	0.75%	11.71%	to	12.04%
December 31, 2005	205	$13.77	to	$13.96	$2,866	0.56%	0.50%	to	0.75%	10.66%	to	10.92%
December 31, 2004	204	$12.44	to	$12.59	$2,563	0.76%	0.50%	to	0.75%	9.03%	to	9.38%

	Prudential Flexible Managed Portfolio
December 31, 2008	89	$11.60	to	$11.85	$1,053	2.58%	0.50%	to	0.75%	-25.38%	to	-25.20%
December 31, 2007	101	$15.54	to	$15.84	$1,593	2.04%	0.50%	to	0.75%	5.54%	to	5.84%
December 31, 2006	94	$14.72	to	$14.97	$1,409	1.59%	0.50%	to	0.75%	11.31%	to	11.65%
December 31, 2005	96	$13.22	to	$13.41	$1,290	1.72%	0.50%	to	0.75%	3.34%	to	3.65%
December 31, 2004	95	$12.79	to	$12.94	$1,224	0.94%	0.50%	to	0.75%	9.88%	to	10.22%

	Prudential Conservative Balanced Portfolio
December 31, 2008	67	$12.21	to	$12.47	$827	3.05%	0.50%	to	0.75%	-21.99%	to	-21.80%
December 31, 2007	60	$15.66	to	$15.95	$947	2.80%	0.50%	to	0.75%	5.37%	to	5.59%
December 31, 2006	60	$14.86	to	$15.11	$907	2.24%	0.50%	to	0.75%	9.59%	to	9.91%
December 31, 2005	66	$13.56	to	$13.75	$907	2.29%	0.50%	to	0.75%	2.67%	to	2.94%
December 31, 2004	64	$13.21	to	$13.36	$859	1.51%	0.50%	to	0.75%	7.22%	to	7.48%

	Prudential High Yield Bond Portfolio
December 31, 2008	18	$11.63	to	$11.73	$210	7.35%	0.65%	to	0.75%	-22.86%	to	-22.78%
December 31, 2007	24	$15.08	to	$15.19	$367	6.45%	0.50%	to	0.75%	1.88%	to	1.98%
December 31, 2006	18	$14.80	to	$14.90	$263	7.65%	0.50%	to	0.75%	9.42%	to	9.57%
December 31, 2005	17	$13.53	to	$13.71	$234	6.93%	0.50%	to	0.75%	2.68%	to	2.88%
December 31, 2004	21	$13.18	to	$13.33	$282	7.02%	0.50%	to	0.75%	9.47%	to	9.80%

	Prudential Stock Index Portfolio
December 31, 2008	325	$10.57	to	$10.80	$3,505	1.92%	0.50%	to	0.75%	-37.41%	to	-37.25%
December 31, 2007	353	$16.89	to	$17.21	$6,057	1.29%	0.50%	to	0.75%	4.30%	to	4.56%
December 31, 2006	344	$16.19	to	$16.46	$5,653	1.31%	0.50%	to	0.75%	14.65%	to	14.97%
December 31, 2005	325	$14.12	to	$14.32	$4,642	1.19%	0.50%	to	0.75%	3.75%	to	4.04%
December 31, 2004	314	$13.61	to	$13.76	$4,312	1.13%	0.50%	to	0.75%	9.67%	to	9.90%

	Prudential Value Portfolio
December 31, 2008	154	$10.62	to	$10.71	$1,638	1.86%	0.65%	to	0.75%	-42.72%	to	-42.67%
December 31, 2007	120	$18.54	to	$18.68	$2,226	1.63%	0.50%	to	0.75%	2.44%	to	2.54%
December 31, 2006	82	$18.10	to	$18.22	$1,487	1.10%	0.50%	to	0.75%	19.05%	to	19.18%
December 31, 2005	120	$15.20	to	$15.42	$1,836	1.36%	0.50%	to	0.75%	15.76%	to	16.11%
December 31, 2004	126	$13.13	to	$13.28	$1,666	1.32%	0.50%	to	0.75%	15.48%	to	15.68%

	Prudential Global Portfolio
December 31, 2008	43	$10.20	to	$10.41	$452	1.42%	0.50%	to	0.75%	-43.35%	to	-43.20%
December 31, 2007	44	$18.00	to	$18.34	$796	0.72%	0.50%	to	0.75%	9.69%	to	9.96%
December 31, 2006	44	$16.41	to	$16.68	$728	0.23%	0.50%	to	0.75%	18.75%	to	19.06%
December 31, 2005	42	$13.82	to	$14.01	$587	0.18%	0.50%	to	0.75%	15.21%	to	15.48%
December 31, 2004	42	$12.00	to	$12.13	$513	0.52%	0.50%	to	0.75%	8.79%	to	8.98%

	Prudential Government Income Portfolio
December 31, 2008	73	$17.36	to	$17.73	$1,294	4.31%	0.50%	to	0.75%	3.53%	to	3.78%
December 31, 2007	66	$16.77	to	$17.09	$1,117	4.42%	0.50%	to	0.75%	4.92%	to	5.20%
December 31, 2006	63	$15.98	to	$16.25	$1,015	4.99%	0.50%	to	0.75%	2.94%	to	3.25%
December 31, 2005	65	$15.52	to	$15.74	$1,017	4.87%	0.50%	to	0.75%	1.73%	to	2.01%
December 31, 2004	61	$15.26	to	$15.43	$939	3.69%	0.50%	to	0.75%	2.35%	to	2.59%

A22

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2008	89	$13.35	to	$13.46	$1,200	1.13%	0.65%	to	0.75%	-31.55%	to	-31.48%
December 31, 2007	96	$19.50	to	$19.64	$1,885	0.61%	0.50%	to	0.75%	-1.25%	to	-1.19%
December 31, 2006	106	$19.75	to	$19.88	$2,101	0.36%	0.50%	to	0.75%	13.83%	to	13.95%
December 31, 2005	213	$17.35	to	$17.59	$3,723	0.64%	0.50%	to	0.75%	6.46%	to	6.71%
December 31, 2004	190	$16.30	to	$16.48	$3,121	0.61%	0.50%	to	0.75%	21.19%	to	21.35%

	Prudential Jennison Portfolio
December 31, 2008	177	$9.90	to	$10.11	$1,769	0.25%	0.50%	to	0.75%	-37.75%	to	-37.59%
December 31, 2007	146	$15.90	to	$16.20	$2,334	0.01%	0.50%	to	0.75%	11.16%	to	11.43%
December 31, 2006	178	$14.30	to	$14.54	$2,555	0.17%	0.50%	to	0.75%	1.00%	to	1.30%
December 31, 2005	372	$14.16	to	$14.35	$5,315	0.11%	0.50%	to	0.75%	13.72%	to	13.95%
December 31, 2004	343	$12.45	to	$12.59	$4,298	0.06%	0.50%	to	0.75%	8.83%	to	9.10%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2008	94	$10.38	to	$10.47	$975	0.57%	0.65%	to	0.75%	-39.60%	to	-39.54%
December 31, 2007	54	$17.18	to	$17.31	$925	0.82%	0.50%	to	0.75%	9.74%	to	9.85%
December 31, 2006	12	$15.65	to	$15.76	$194	0.38%	0.65%	to	0.75%	13.24%	to	13.41%
December 31, 2005	4	$13.82	to	$13.90	$60	0.26%	0.65%	to	0.75%	20.68%	to	20.83%
December 31, 2004	2	$11.50	to	$11.50	$25	0.10%	0.65%	to	0.65%	15.12%	to	15.12%

	AIM V.I. Government Securities Fund
December 31, 2008	12	$16.05	to	$16.19	$193	5.75%	0.65%	to	0.75%	11.46%	to	11.58%
December 31, 2007	4	$14.51	to	$14.67	$54	4.07%	0.50%	to	0.75%	5.67%	to	5.79%
December 31, 2006	4	$13.73	to	$13.73	$57	3.24%	0.50%	to	0.75%	2.87%	to	2.87%
December 31, 2005	3	$13.27	to	$13.46	$36	3.25%	0.50%	to	0.75%	0.88%	to	1.16%
December 31, 2004	3	$13.15	to	$13.31	$47	3.55%	0.50%	to	0.75%	1.78%	to	2.07%

	AIM V.I. International Growth Fund
December 31, 2008	110	$8.61	to	$8.68	$948	0.67%	0.65%	to	0.75%	-40.82%	to	-40.77%
December 31, 2007	75	$14.55	to	$14.66	$1,099	0.55%	0.50%	to	0.75%	13.87%	to	13.98%
December 31, 2006	20	$12.78	to	$12.86	$258	1.33%	0.65%	to	0.75%	27.30%	to	27.39%
December 31, 2005	12	$10.04	to	$10.10	$125	0.70%	0.65%	to	0.75%	17.06%	to	17.22%
December 31, 2004	13	$8.58	to	$8.62	$107	1.14%	0.65%	to	0.75%	23.10%	to	23.32%

	AllianceBernstein Growth & Income Portfolio
December 31, 2008	100	$8.71	to	$8.78	$879	2.17%	0.65%	to	0.75%	-41.05%	to	-40.99%
December 31, 2007	122	$14.77	to	$14.88	$1,818	1.40%	0.50%	to	0.75%	4.36%	to	4.45%
December 31, 2006	152	$14.15	to	$14.25	$2,165	1.59%	0.50%	to	0.75%	16.39%	to	16.56%
December 31, 2005	287	$12.16	to	$12.33	$3,525	1.47%	0.50%	to	0.75%	4.11%	to	4.37%
December 31, 2004	283	$11.68	to	$11.81	$3,329	0.84%	0.50%	to	0.75%	10.61%	to	10.89%

	AllianceBernstein Large Cap Growth Portfolio
December 31, 2008	84	$4.83	to	$4.87	$409	0.00%	0.65%	to	0.75%	-40.11%	to	-40.05%
December 31, 2007	123	$8.07	to	$8.13	$993	0.00%	0.50%	to	0.75%	13.10%	to	13.20%
December 31, 2006	191	$7.14	to	$7.18	$1,367	0.00%	0.50%	to	0.75%	-1.12%	to	-1.12%
December 31, 2005	579	$7.22	to	$7.32	$4,223	0.00%	0.50%	to	0.75%	14.28%	to	14.54%
December 31, 2004	589	$6.32	to	$6.39	$3,754	0.00%	0.50%	to	0.75%	7.85%	to	8.12%

	AllianceBernstein Small Cap Growth Portfolio
December 31, 2008	6	$7.11	to	$7.17	$43	0.00%	0.65%	to	0.75%	-45.95%	to	-45.89%
December 31, 2007	5	$13.15	to	$13.25	$66	0.00%	0.50%	to	0.75%	13.23%	to	13.34%
December 31, 2006	5	$11.61	to	$11.69	$58	0.00%	0.50%	to	0.75%	9.83%	to	9.97%
December 31, 2005	4	$10.57	to	$10.72	$39	0.00%	0.50%	to	0.75%	4.44%	to	4.72%
December 31, 2004	2	$10.12	to	$10.24	$18	0.00%	0.50%	to	0.75%	13.71%	to	14.03%

	American Century VP Income & Growth Fund
December 31, 2008	28	$7.58	to	$7.64	$216	2.09%	0.65%	to	0.75%	-35.07%	to	-35.01%
December 31, 2007	35	$11.67	to	$11.76	$416	1.87%	0.50%	to	0.75%	-0.82%	to	-0.71%
December 31, 2006	39	$11.77	to	$11.84	$462	1.80%	0.50%	to	0.75%	16.25%	to	16.29%
December 31, 2005	51	$10.12	to	$10.27	$524	1.87%	0.50%	to	0.75%	3.80%	to	4.14%
December 31, 2004	46	$9.75	to	$9.86	$455	1.22%	0.50%	to	0.75%	12.20%	to	12.43%

A23

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Davis Value Portfolio
December 31, 2008	43	$8.23	to	$8.30	$355	0.92%	0.65%	to	0.75%	-40.77%	to	-40.71%
December 31, 2007	55	$13.89	to	$13.99	$759	1.12%	0.50%	to	0.75%	3.87%	to	3.94%
December 31, 2006	53	$13.37	to	$13.46	$708	0.57%	0.50%	to	0.75%	14.12%	to	14.25%
December 31, 2005	76	$11.72	to	$11.88	$898	1.10%	0.50%	to	0.75%	8.67%	to	8.90%
December 31, 2004	64	$10.78	to	$10.91	$696	0.96%	0.50%	to	0.75%	11.48%	to	11.78%

	Dreyfus Socially Responsible Growth Fund
December 31, 2008	1	$5.06	to	$5.10	$3	0.91%	0.65%	to	0.75%	-34.92%	to	-34.85%
December 31, 2007	1	$7.77	to	$7.83	$10	0.35%	0.50%	to	0.75%	7.10%	to	7.10%
December 31, 2006	0	$7.31	to	$7.31	$4	0.00%	0.65%	to	0.65%	8.39%	to	8.39%
December 31, 2005	0	$6.74	to	$6.74	$2	0.00%	0.65%	to	0.65%	2.89%	to	2.89%
December 31, 2004	0	$6.55	to	$6.55	$1	0.85%	0.65%	to	0.65%	5.48%	to	5.48%

	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2008	167	$5.86	to	$5.98	$991	0.00%	0.50%	to	0.75%	-42.77%	to	-42.63%
December 31, 2007	217	$10.23	to	$10.43	$2,241	0.00%	0.50%	to	0.75%	10.65%	to	10.98%
December 31, 2006	274	$9.25	to	$9.40	$2,551	0.00%	0.50%	to	0.75%	8.20%	to	8.44%
December 31, 2005	608	$8.55	to	$8.67	$5,245	0.00%	0.50%	to	0.75%	4.31%	to	4.58%
December 31, 2004	604	$8.20	to	$8.29	$4,987	0.00%	0.50%	to	0.75%	10.92%	to	11.13%

	Franklin Templeton Foreign Securities Fund
December 31, 2008	57	$9.67	to	$9.88	$556	2.82%	0.50%	to	0.75%	-40.68%	to	-40.53%
December 31, 2007	56	$16.31	to	$16.62	$921	2.07%	0.50%	to	0.75%	14.94%	to	15.22%
December 31, 2006	52	$14.19	to	$14.42	$745	1.45%	0.50%	to	0.75%	20.79%	to	21.05%
December 31, 2005	47	$11.75	to	$11.91	$554	1.30%	0.50%	to	0.75%	9.68%	to	9.91%
December 31, 2004	30	$10.71	to	$10.84	$320	1.16%	0.50%	to	0.75%	17.95%	to	18.34%

	AIM V.I. Dynamics Fund
December 31, 2008	36	$5.04	to	$5.08	$183	0.00%	0.65%	to	0.75%	-48.47%	to	-48.41%
December 31, 2007	49	$9.77	to	$9.85	$483	0.00%	0.50%	to	0.75%	11.33%	to	11.51%
December 31, 2006	62	$8.78	to	$8.83	$544	0.00%	0.50%	to	0.75%	15.31%	to	15.32%
December 31, 2005	110	$7.61	to	$7.72	$844	0.00%	0.50%	to	0.75%	9.83%	to	10.15%
December 31, 2004	126	$6.93	to	$7.01	$878	0.00%	0.50%	to	0.75%	12.50%	to	12.88%

	Janus Aspen Mid Cap Growth Portfolio
December 31, 2008	259	$4.64	to	$4.74	$1,214	0.27%	0.50%	to	0.75%	-44.14%	to	-44.00%
December 31, 2007	223	$8.31	to	$8.47	$1,866	0.22%	0.50%	to	0.75%	21.09%	to	21.42%
December 31, 2006	218	$6.86	to	$6.98	$1,507	0.00%	0.50%	to	0.75%	12.73%	to	13.11%
December 31, 2005	304	$6.09	to	$6.17	$1,867	0.00%	0.50%	to	0.75%	11.55%	to	11.73%
December 31, 2004	317	$5.46	to	$5.52	$1,744	0.00%	0.50%	to	0.75%	19.74%	to	20.00%

	Janus Aspen Growth & Income Portfolio
December 31, 2008	233	$6.37	to	$6.50	$1,496	1.01%	0.50%	to	0.75%	-41.61%	to	-41.47%
December 31, 2007	247	$10.90	to	$11.11	$2,709	2.22%	0.50%	to	0.75%	7.93%	to	8.22%
December 31, 2006	148	$10.10	to	$10.27	$1,512	1.78%	0.50%	to	0.75%	7.26%	to	7.56%
December 31, 2005	128	$9.42	to	$9.55	$1,212	0.70%	0.50%	to	0.75%	11.54%	to	11.80%
December 31, 2004	90	$8.45	to	$8.54	$770	0.62%	0.50%	to	0.75%	11.14%	to	11.34%

	Janus Aspen Worldwide Growth Portfolio
December 31, 2008	62	$4.67	to	$4.77	$296	1.25%	0.50%	to	0.75%	-45.07%	to	-44.94%
December 31, 2007	70	$8.49	to	$8.66	$600	0.75%	0.50%	to	0.75%	8.75%	to	9.13%
December 31, 2006	79	$7.81	to	$7.94	$627	0.00%	0.50%	to	0.75%	17.37%	to	17.76%
December 31, 2005	150	$6.65	to	$6.74	$1,012	1.39%	0.50%	to	0.75%	5.01%	to	5.23%
December 31, 2004	151	$6.33	to	$6.41	$967	0.97%	0.50%	to	0.75%	3.94%	to	4.40%

	MFS Growth Series
December 31, 2008	20	$10.34	to	$10.43	$203	0.00%	0.65%	to	0.75%	-37.88%	to	-37.82%
December 31, 2007	27	$16.65	to	$16.77	$444	-0.20%	0.50%	to	0.75%	20.28%	to	20.39%
December 31, 2006	54	$13.84	to	$13.93	$747	0.00%	0.50%	to	0.75%	7.07%	to	7.19%
December 31, 2005	63	$12.93	to	$13.11	$823	0.00%	0.50%	to	0.75%	8.41%	to	8.68%
December 31, 2004	64	$11.93	to	$12.06	$770	0.00%	0.50%	to	0.75%	12.12%	to	12.40%

A24

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Research Bond Series
December 31, 2008	13	$15.13	to	$15.26	$200	3.11%	0.65%	to	0.75%	-3.09%	to	-2.99%
December 31, 2007	15	$15.61	to	$15.73	$235	3.06%	0.50%	to	0.75%	3.42%	to	3.54%
December 31, 2006	13	$15.09	to	$15.19	$194	0.00%	0.65%	to	0.75%	3.25%	to	3.36%
December 31, 2005	12	$14.62	to	$14.70	$170	4.92%	0.65%	to	0.75%	0.79%	to	0.88%
December 31, 2004	9	$14.51	to	$14.57	$126	5.03%	0.65%	to	0.75%	5.30%	to	5.35%

	MFS Investors Growth Stock Series
December 31, 2008	31	$5.25	to	$5.32	$162	0.59%	0.50%	to	0.65%	-37.28%	to	-37.19%
December 31, 2007	31	$8.37	to	$8.47	$262	0.34%	0.50%	to	0.75%	10.60%	to	10.82%
December 31, 2006	25	$7.57	to	$7.64	$192	0.00%	0.50%	to	0.65%	6.91%	to	7.00%
December 31, 2005	26	$7.08	to	$7.14	$186	0.34%	0.50%	to	0.65%	3.80%	to	3.97%
December 31, 2004	20	$6.82	to	$6.87	$136	0.00%	0.50%	to	0.65%	8.43%	to	8.70%

	MFS Investors Trust Series
December 31, 2008	5	$7.66	to	$7.72	$36	0.96%	0.65%	to	0.75%	-33.58%	to	-33.51%
December 31, 2007	4	$11.53	to	$11.61	$44	0.81%	0.50%	to	0.75%	9.51%	to	9.55%
December 31, 2006	4	$10.53	to	$10.60	$38	0.48%	0.50%	to	0.75%	12.17%	to	12.29%
December 31, 2005	3	$9.39	to	$9.52	$32	0.53%	0.50%	to	0.75%	6.55%	to	6.79%
December 31, 2004	3	$8.81	to	$8.91	$26	0.59%	0.50%	to	0.75%	10.54%	to	10.68%

	MFS Total Return Series
December 31, 2008	34	$10.82	to	$10.91	$367	3.32%	0.65%	to	0.75%	-22.71%	to	-22.63%
December 31, 2007	34	$14.00	to	$14.10	$480	2.50%	0.50%	to	0.75%	3.45%	to	3.51%
December 31, 2006	39	$13.53	to	$13.62	$531	2.43%	0.50%	to	0.75%	11.04%	to	11.16%
December 31, 2005	47	$12.19	to	$12.36	$579	1.99%	0.50%	to	0.75%	2.10%	to	2.34%
December 31, 2004	40	$11.94	to	$12.08	$475	1.51%	0.50%	to	0.75%	10.45%	to	10.83%

	Credit Suisse Trust — Mid-Cap Core Portfolio
December 31, 2008	39	$6.94	to	$7.09	$273	0.00%	0.50%	to	0.75%	-38.77%	to	-38.62%
December 31, 2007	41	$11.33	to	$11.54	$468	0.00%	0.50%	to	0.75%	10.86%	to	11.08%
December 31, 2006	38	$10.22	to	$10.39	$388	0.00%	0.50%	to	0.75%	1.14%	to	1.40%
December 31, 2005	40	$10.10	to	$10.25	$408	0.00%	0.50%	to	0.75%	6.13%	to	6.48%
December 31, 2004	31	$9.52	to	$9.63	$303	0.00%	0.50%	to	0.75%	12.26%	to	12.63%

	T. Rowe Price Equity Income Portfolio
December 31, 2008	54	$12.74	to	$13.44	$713	1.93%	0.50%	to	0.75%	-36.58%	to	-36.43%
December 31, 2007	50	$19.50	to	$21.14	$1,045	1.34%	0.50%	to	0.75%	2.51%	to	2.60%
December 31, 2006	45	$19.61	to	$20.53	$410	1.21%	0.50%	to	0.75%	18.10%	to	18.22%
December 31, 2005	19	$16.61	to	$17.38	$331	2.17%	0.50%	to	0.75%	3.18%	to	3.39%

	PIMCO Variable Insurance Trust Short-Term Portfolio (available February 23, 2005)
December 31, 2008	16	$10.87	to	$10.93	$178	3.56%	0.50%	to	0.65%	-0.96%	to	-0.81%
December 31, 2007	6	$10.94	to	$11.02	$62	4.68%	0.50%	to	0.75%	3.70%	to	3.98%
December 31, 2006	4	$10.55	to	$10.60	$43	4.38%	0.50%	to	0.75%	0.00%	to	3.77%
December 31, 2005	2	$10.21	to	$10.21	$22	2.76%	0.50%	to	0.50%	2.11%	to	2.11%

	Delaware VIP Emerging Markets Fund (available February 23, 2005)
December 31, 2008	141	$9.96	to	$10.06	$1,417	1.59%	0.50%	to	0.75%	-51.92%	to	-51.80%
December 31, 2007	130	$20.72	to	$20.87	$2,713	1.40%	0.50%	to	0.75%	37.80%	to	38.16%
December 31, 2006	86	$15.04	to	$15.11	$1,296	1.17%	0.50%	to	0.75%	26.20%	to	26.52%
December 31, 2005	63	$11.92	to	$11.94	$749	0.02%	0.50%	to	0.75%	18.98%	to	19.18%

	AIM V.I. Core Equity Fund (available April 28, 2006)
December 31, 2008	13	$10.73	to	$11.28	$147	2.56%	0.65%	to	0.75%	-30.66%	to	-30.59%
December 31, 2007	17	$16.25	to	$20.72	$266	1.01%	0.50%	to	0.75%	7.34%	to	7.39%
December 31, 2006	16	$14.42	to	$15.13	$230	0.01%	0.50%	to	0.75%	8.88%	to	8.95%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A25

Note 7:	Financial Highlights (Continued)

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the periods ended December 31, 2008, 2007, 2006, 2005 and 2004 or from the initial date units were issued in the subaccount, through the end of the reporting period. Dates represent the date of initial issuance of units in that investment option.

Charges and Expenses

A daily charge at a maximum effective annual rate of 0.75% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce this fee under Contracts, as to which due to economies of scale or other factors, administrative costs are reduced. A daily charge at an effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. The daily charge is assessed through a reduction in unit values.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units.

Note 8:	Other

(Payable to)/Receivable from The Prudential Insurance Company of America—At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

A26

Note 9:	Participant Loans

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant’s vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participants, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Prudential Government Income Portfolio was the only subaccount with loan and/or repayment activity in 2008 as follows: Loans $3,790 and Repayments $782. There were no loans or repayments in 2007.

A27

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Discovery Premier Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Discovery Premier Group Variable Contract Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 16, 2009

A28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2008 and 2007 (in millions)

	2008	2007
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2008—$107,067; 2007—$114,807)	$97,256	$116,608
Trading account assets supporting insurance liabilities, at fair value	12,717	13,273
Other trading account assets, at fair value	4,623	2,664
Equity securities, available for sale, at fair value (cost: 2008—$4,378; 2007—$5,019)	3,630	5,597
Commercial mortgage and other loans	27,717	24,972
Policy loans	7,779	7,831
Other long-term investments	3,513	3,149
Short-term investments and other	3,659	3,454

Total investments	160,894	177,548

Cash and cash equivalents	8,123	4,870
Accrued investment income	1,620	1,638
Deferred policy acquisition costs	8,538	6,687
Deferred income taxes, net	1,864	—
Other assets	17,289	15,549
Due from parent and affiliates	5,568	4,355
Separate account assets	122,735	153,871

TOTAL ASSETS	$326,631	$364,518

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$76,863	$75,010
Policyholders’ account balances	71,199	68,358
Policyholders’ dividends	1,132	3,086
Securities sold under agreements to repurchase	7,501	10,901
Cash collateral for loaned securities	3,429	6,063
Income taxes	320	2,171
Short-term debt	5,655	8,452
Long-term debt	8,687	5,570
Other liabilities	11,765	10,447
Due to parent and affiliates	6,300	2,519
Separate account liabilities	122,735	153,871

Total liabilities	315,586	346,448

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 21)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	17,819	15,914
Accumulated other comprehensive income (loss)	(6,590)	174
Retained earnings (deficit)	(186)	1,980

Total stockholder’s equity	11,045	18,070

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$326,631	$364,518

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
REVENUES
Premiums	$9,473	$8,873	$8,480
Policy charges and fee income	2,180	2,139	1,800
Net investment income	9,250	9,825	9,409
Realized investment gains (losses), net	(1,480)	453	276
Other income	(113)	1,425	1,195

Total revenues	19,310	22,715	21,160

BENEFITS AND EXPENSES
Policyholders’ benefits	11,573	10,445	10,020
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Dividends to policyholders	2,151	2,754	2,538
General and administrative expenses	4,177	4,262	3,706

Total benefits and expenses	20,104	20,486	18,902

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(794)	2,229	2,258

Income taxes:
Current	(284)	436	151
Deferred	(53)	142	388

Total income tax expense (benefit)	(337)	578	539

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(457)	1,651	1,719

Equity in earnings of operating joint ventures, net of taxes	(218)	224	177

INCOME (LOSS) FROM CONTINUING OPERATIONS	(675)	1,875	1,896

Income from discontinued operations, net of taxes	5	64	75

NET INCOME (LOSS)	$(670)	$1,939	$1,971

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2005	$2	$15,498	$2,485	$572	$18,557
Dividend to parent	—	—	(2,469)	—	(2,469)
Capital contribution from parent	—	211	—	—	211
Long-term stock-based compensation program	—	61	—	—	61
Impact of adoption of Statement of Financial Accounting Standards
(“SFAS”) No. 158, net of tax	—	—	—	(547)	(547)
Comprehensive income:
Net income	—	—	1,971	—	1,971
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	29	29
Change in net unrealized investment gains (losses)	—	—	—	(186)	(186)
Additional pension liability adjustment	—	—	—	50	50

Other comprehensive loss					(107)

Total comprehensive income					1,864

Balance, December 31, 2006	2	15,770	1,987	(82)	17,677
Dividend to parent	—	—	(1,887)	—	(1,887)
Capital contribution from parent	—	34	—	—	34
Purchase of fixed maturities from an affiliate		3	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	18
Long-term stock-based compensation program	—	89	—	—	89
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	(59)
Comprehensive income:
Net income	—	—	1,939	—	1,939
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	8	8
Change in net unrealized investment gains (losses)	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	521	521

Other comprehensive income	—	—	—	—	259

Total comprehensive income	—	—	—	—	2,198

Balance, December 31, 2007	2	15,914	1,980	174	18,070
Dividend to parent	—	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785
Deferred tax asset contributed to parent	—	(9)	—	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)
Long-term stock-based compensation program	—	7	—	—	7
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	—	1,041	—	—	1,041
Cumulative effect of changes in accounting principles, net of taxes	—	—	27	—	27
Comprehensive loss:
Net loss	—	—	(670)	—	(670)
Other comprehensive loss, net of tax:
Change in foreign currency translation adjustments	—	—	—	(24)	(24)
Change in net unrealized investment gains (losses)	—	—	—	(5,888)	(5,888)
Pension and postretirement unrecognized net periodic benefit cost	—	—	—	(707)	(707)

Other comprehensive loss	—	—	—	—	(6,619)

Total comprehensive loss	—	—	—	—	(7,289)

Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(670)	$1,939	$1,971
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	1,480	(453)	(276)
Policy charges and fee income	(761)	(662)	(473)
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Depreciation and amortization	620	53	71
Losses on trading account assets supporting insurance liabilities, net	1,364	—	—
Change in:
Deferred policy acquisition costs	(259)	(537)	(636)
Future policy benefits and other insurance liabilities	2,430	1,063	962
Trading account assets supporting insurance liabilities and other trading account assets	(2,837)	(653)	(361)
Income taxes	(779)	34	916
Due to/from parent and affiliates	3,135	(1,519)	1,808
Other, net	74	1,332	(481)

Cash flows from operating activities	6,000	3,622	6,139

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	60,931	81,816	83,667
Equity securities, available for sale	2,500	3,303	3,001
Trading account assets supporting insurance liabilities and other trading account assets	26,391	—	—
Commercial mortgage and other loans	2,594	4,371	3,714
Policy loans	1,345	778	748
Other long-term investments	1,134	582	978
Short-term investments	17,949	12,970	6,882
Payments for the purchase/origination of:
Fixed maturities, available for sale	(55,223)	(79,976)	(88,521)
Equity securities, available for sale	(2,594)	(3,298)	(3,051)
Trading account assets supporting insurance liabilities and other trading account assets	(27,176)	—	—
Commercial mortgage and other loans	(4,770)	(6,848)	(5,134)
Policy loans	(968)	(701)	(815)
Other long-term investments	(904)	(1,137)	(920)
Short-term investments	(17,854)	(12,179)	(7,682)
Acquisitions, net of cash acquired.	(147)	(100)	724
Due to/from parent and affiliates	(344)	(610)	(334)
Other, net	(414)	(151)	(94)

Cash flows from (used in) investing activities	2,450	(1,180)	(6,837)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,187	17,871	20,323
Policyholders’ account withdrawals	(18,956)	(17,824)	(19,741)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(5,944)	(1,786)	575
Net change in financing arrangements (maturities of 90 days or less)	(3,410)	(745)	436
Proceeds from the issuance of debt (maturities longer than 90 days)	7,534	3,463	3,851
Repayments of debt (maturities longer than 90 days)	(3,636)	(2,429)	(2,122)
Excess tax benefits from share-based payment arrangements	9	40	39
Capital contribution from parent	594	—	143
Dividend to parent	(1,523)	(1,870)	(2,488)
Other, net	(52)	(18)	—

Cash flows from (used in) financing activities	(5,197)	(3,298)	1,016

Effect of foreign exchange rate changes on cash balances	—	(6)	2
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,253	(862)	320
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,870	5,732	5,412

CASH AND CASH EQUIVALENTS, END OF YEAR	$8,123	$4,870	$5,732

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$379	$57	$(487)

Interest paid	$631	$974	$796

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of AG Edwards business, net of tax	$1,041	$—	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 11); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also holds an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”).

Current Market Conditions

Some of the Company’s operations have been materially adversely affected by the adverse conditions in the global financial markets and economic conditions generally. The Company’s results of operations and financial condition may be further adversely affected, possibly materially, if these conditions persist and deteriorate. These economic conditions include, but are not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which has lead to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere have experienced extreme and unprecedented volatility and disruption which has adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital. A continuation or further deterioration in these conditions may further impact Prudential Financial’s and the Company’s liquidity, access to capital or cost of capital;

•

Current market conditions have impacted the Company’s businesses and profitability and a continuation or further deterioration of these conditions would further affect the Company businesses and profitability. These impacts may include:

•	Profitability of many of the Company’s insurance products which are dependent in part on the value of the separate accounts supporting these products;

•

Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring further material increases to reserves for such products and may cause customers to retain contracts in force in order to benefit from the guarantees, thereby increasing the cost to the Company;

•

The Company impaired value of business acquired (“VOBA”) of $234 million during 2008, reflective of market conditions. Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. Continued or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

•

Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, have experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including most recently a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009. Prudential Financial, Prudential Insurance or Prudential Funding may experience further ratings downgrades. Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s or Prudential Funding’s ability to issue debt and the cost of such financing, potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Contribution of Prudential Securities Group, LLC

During the fourth quarter of 2008, Prudential Financial contributed Prudential Securities Group, LLC to the Company. Prudential Securities Group, LLC holds the investment in the Wachovia Securities joint venture as well as wholly owned subsidiaries, principally global commodities sales and trading operations. These financial statements have been restated to reflect this contribution retrospectively for all periods presented. The following tables provide the impact on Net Income and Total Stockholders’ Equity of this contribution.

	Year Ended December 31,
	2007	2006
	(in millions)
Net Income:
As originally reported	$1,657	$1,797
Restated to reflect contribution	$1,939	$1,971

	Year Ended December 31,
	2007	2006	2005
	(in millions)
Total Stockholders’ Equity:
As originally reported	$17,165	$16,520	$17,699
Restated to reflect contribution	$18,070	$17,677	$18,557

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; measurement of goodwill and any related impairment; valuation of business acquired and its amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balances, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

present value of anticipated gross profits. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 10 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, certain restricted assets, broker-dealer related receivables, trade receivables, goodwill, valuation of business acquired, reinsurance recoverables and the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities and its indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”). Other liabilities consist primarily of employee benefit liabilities, broker-dealer related payables, trade payables and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquired deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 8 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 10 for additional information regarding sales inducements.

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 12 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures, including the Company’s investment in Wachovia Securities, are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The carrying value of the Company’s ownership interest in Wachovia Securities includes the carrying value of the Company’s “lookback” option, which is discussed further in Note 6. This option is treated as a financial instrument that is neither a derivative instrument nor a security, and is therefore recorded at cost and is subject to review for impairment at the end of each reporting period. See Note 6 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 9 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10, and certain unearned revenues.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 9 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 11.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 10. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 10.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 20, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and similarly in a dealer or broker capacity through the operation of certain hedge portfolios. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

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Notes to Consolidated Financial Statements

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 39 and FASB Staff Position (“FSP”) No. 39-1.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.” This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 5.

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Notes to Consolidated Financial Statements

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 20.

In September 2008, the FASB EITF reached consensus on EITF Issue No. 08-5, “Issuer’s Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement.” The consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. This guidance is effective for the Company on a prospective basis on January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on SFAS No. 157.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 16 for details regarding the adoption of this pronouncement on January 1, 2007.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3. DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Real estate investments sold or held for sale (1)	$2	$40	$97
Equity sales, trading and research operations	—	—	6
Canadian IWP and IH operations (2)	—	—	(10)
International securities operations	(1)	8	(8)
Healthcare operations (3)	2	14	29
Other	—	—	(4)

Income from discontinued operations before income taxes	3	62	110
Income tax expense (benefit)	(2)	(2)	35

Income from discontinued operations, net of taxes	$5	$64	$75

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $45 million and $8 million, respectively, at December 31, 2008, and $234 million and $57 million, respectively, at December 31, 2007.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)	In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008, 2007 and 2006. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular annual period.

4. ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

See Note 8 for information regarding VOBA impairments recorded during 2008.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA retained the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 12.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities (1)	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities (2)	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,019	$826	$248	$5,597

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,279	$4,241
Due after one year through five years	21,755	20,292
Due after five years through ten years	23,107	20,893
Due after ten years	25,885	25,221
Asset-backed securities	14,172	10,386
Commercial mortgage-backed securities	10,206	8,375
Residential mortgage-backed securities	7,663	7,848

Total	$107,067	$97,256

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.
Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$50,208	$72,029	$73,457
Proceeds from maturities/repayments	9,753	8,746	10,162
Gross investment gains from sales, prepayments and maturities	715	715	701
Gross investment losses from sales and maturities	(524)	(428)	(659)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(2,060)	$(149)	$(52)
Writedowns for impairments of equity securities	(717)	(35)	(25)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2008		2007
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$1,232	$1,232	$554	$554

Fixed maturities:
U.S. government authorities and agencies and obligations of U.S. states	34	35	23	23
Foreign government bonds	8	8	23	23
Corporate securities	8,803	7,963	7,526	7,490
Asset-backed securities	915	635	1,266	1,207
Commercial mortgage-backed securities	2,335	2,092	2,625	2,644
Residential mortgage-backed securities	708	684	1,148	1,136

Total fixed maturities	12,803	11,417	12,611	12,523
Equity securities	163	68	227	196

Total trading account assets supporting insurance liabilities	$14,198	$12,717	$13,392	$13,273

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(1,362) million, $139 million and $58 million during the years ended December 31, 2008, 2007 and 2006 respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2008		2007
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage loans by property type
Office buildings	$5,593	20.2%	$5,144	20.5
Retail stores	5,102	18.5%	3,787	15.1
Apartment complexes	5,065	18.3%	4,869	19.5
Industrial buildings	6,255	22.6%	5,952	23.8
Agricultural properties	1,967	7.1%	2,136	8.5
Hospitality	1,528	5.5%	1,615	6.5
Other	2,143	7.8%	1,537	6.1

Total commercial mortgage loans	27,653	100.0%	25,040	100.0

Valuation allowance	(168)		(84)

Total net commercial mortgage loans	27,485		24,956

Other loans
Uncollateralized loans	220		—
Collateralized by residential properties	12		16
Other collateralized loans	—		—

Total other loans	232		16
Valuation allowance	—		—

Total net other loans	232		16

Total commercial mortgage and other loans	$27,717		$24,972

The commercial mortgage and other loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24%) and New York (9%) at December 31, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2008	2007	2006
	(in millions)
Allowance for losses, beginning of year	$84	$97	$94
Addition to/(Release of) allowance for losses	84	(13)	5
Charge-offs, net of recoveries	—	—	(2)

Allowance for losses, end of year	$168	$84	$97

Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2008	2007
	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$17	$—
Non-performing commercial mortgage and other loans with no allowance for losses	364	19
Allowance for losses, end of year	(6)	—

Net carrying value of non-performing commercial mortgage and other loans	$375	$19

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $208 million, $17 million and $19 million for 2008, 2007 and 2006, respectively. Net investment income recognized on these loans totaled $23 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2008	2007
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$664	$642
Non real estate related	1,899	1,755

Total joint ventures and limited partnerships	2,563	2,397
Other	950	752

Total other long-term investments	$3,513	$3,149

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 6. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2008	2007
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$3,083	$4,551
Investments in securities	14,447	11,409
Cash and cash equivalents	569	576
Receivables	8,474	8,216
Property and equipment	136	107
Other assets(1)	2,095	2,746

Total assets	$28,804	$27,605

Borrowed funds-third party	$2,864	$2,760
Borrowed funds-Prudential Insurance	417	417
Payables	6,399	6,534
Other liabilities(2)	1,841	1,599

Total liabilities	11,521	11,310
Partners’ capital	17,283	16,295

Total liabilities and partners’ capital	$28,804	$27,605

Equity in partners’ capital included above	$3,793	$3,422
Equity in limited partnership interests not included above	217	347

Carrying value	$4,010	$3,769

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	2008	2007	2006
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$54	$75	$10
Income from securities investments	2,980	5,430	5,122
Income from other	12	7	27
Interest expense-third party	(510)	(360)	(395)
Depreciation	(10)	(1)	(14)
Management fees/salary expenses	(2,790)	(2,378)	(2,191)
Other expenses	(1,699)	(1,418)	(1,483)

Net earnings (losses)	$(1,963)	$1,355	$1,076

Equity in net earnings (losses) included above	(398)	451	346
Equity in net earnings (losses) of limited partnership interests not included above	(18)	39	62

Total equity in net earnings (losses)	$(416)	$490	$408

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale	$6,600	$7,331	$7,054
Equity securities, available for sale	227	215	200
Trading account assets	741	708	642
Commercial mortgage and other loans	1,670	1,504	1,432
Policy loans	464	455	437
Short-term investments and cash equivalents	277	464	446
Other long-term investments	(10)	459	426

Gross investment income	9,969	11,136	10,637
Less investment expenses	(719)	(1,311)	(1,228)

Net investment income	$9,250	$9,825	$9,409

Carrying value for non-income producing assets included in fixed maturities totaled $243 million at December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities	$(1,869)	$138	$(10)
Equity securities	(754)	342	198
Commercial mortgage and other loans	(85)	2	(18)
Investment real estate	—	1	2
Joint ventures and limited partnerships	(45)	78	117
Derivatives	1,262	(103)	(54)
Other	11	(5)	41

Realized investment gains (losses), net	$(1,480)	$453	$276

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2005	$5,156	$(163)	$(1,654)	$(2,302)	$(366)	$671
Net investment gains (losses) on investments arising during the period	(825)	—	—	—	297	(528)
Reclassification adjustment for (gains) losses included in net income	(258)	—	—	—	93	(165)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,073	(131)	(1,343)	(1,865)	(249)	485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)

Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2008	2007	2006
	(in millions)
Fixed maturities	$(9,811)	$1,801	$3,353
Equity securities	(748)	578	852
Derivatives designated as cash flow hedges(1)	(115)	(211)	(153)
Other investments	203	581	21

Net unrealized gains on investments	$(10,471)	$2,749	$4,073

(1)	See Note 20 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130

Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

The gross unrealized losses at December 31, 2008 and 2007 are comprised of $9,995 million and $1,857 million related to investment grade securities and $3,225 million and $324 million related to below investment grade securities, respectively. At December 31, 2008, $8,912 million of the gross unrealized losses represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months, as compared to $346 million at December 31, 2007 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were mainly concentrated in asset-backed securities, manufacturing sector of the Company’s corporate securities, and in commercial mortgage-backed securities. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

securities was not warranted at December 31, 2008 or 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248

At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. Securities with a fair value of $29 million and gross unrealized losses of $16 million that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2008 represent perpetual preferred securities, which have characteristics of both debt and equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$150	$16	$63	$5	$213	$21

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $464 million and $353 million at December 31, 2008 and 2007, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. These VIEs are consolidated and reflected in the table below. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of these consolidated VIEs are included in “Separate account liabilities” and “Other liabilities” and are also reflected in the table below. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2008	2007
	(in millions)
Other long-term investments	6	—
Cash and cash equivalents	4	—
Separate account assets	91	135

Total assets of consolidated VIEs	$101	$135

Total liabilities of consolidated VIEs	$95	$135

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for any and all costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $7,130 million and $8,535 million at December 31, 2008 and 2007, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” Creditors of the trust do have recourse to the Company if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $384 million and $44 million at December 31, 2008 and 2007, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,053 million as of December 31, 2008. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include Asset-backed securities, Commercial mortgage-backed securities and Residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $7 billion as of December 31, 2008 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively, which includes the fair value of the embedded derivatives.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2008	2007
	(in millions)
Fixed maturities available for sale	$14,693	$15,829
Trading account assets supporting insurance liabilities	455	527
Other trading account assets	487	542
Separate account assets	4,550	5,372

Total securities pledged	$20,185	$22,270

As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,571 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase”, $4,641 million was “Separate account liabilities”, $3,429 million was “Cash collateral for loaned securities”, $2,000 million was “Long-term debt”, and $1,000 million was “Short-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,701 million and $704 million at December 31, 2008 and 2007, respectively, all of which for both periods had either been sold or repledged.

Assets of $45 million and $50 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $696 million and $692 million at December 31, 2008 and 2007, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $200 million and $154 million at December 31, 2008 and 2007, respectively. These amounts include member and activity based stock associated with membership in the Federal Home Loan Bank of New York. Restricted cash and securities of $4,382 million and $3,068 million at December 31, 2008 and 2007, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s investment in Wachovia Securities, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 5.

Investment in Wachovia Securities

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities, a joint venture currently headquartered in St. Louis, Missouri. The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations, including liabilities for certain litigation and regulatory matters. The Company and Wachovia have each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“A.G. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company elected) that permits the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on the Company’s diluted ownership level, which is in the process of being determined. At the end of the “lookback” period, the Company may “put” its joint venture interests to Wachovia based on the appraised value of the joint venture excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. As a result, the Company recognized an increase to “Additional paid-in capital” of $1.041 billion, net of tax. The Company’s recorded share of pre-tax losses from the joint venture of $331 million for the year ended December 31, 2008 reflects its estimated diluted ownership level based upon the existing agreements and its estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business. Establishment of definitive agreed or appraised values for the A.G. Edwards business and the joint venture excluding the A.G. Edwards business will result in an adjustment to the credit to equity and a true-up to the Company’s earnings from the joint venture for any difference between the diluted ownership percentage used to record earnings for the year ended December 31, 2008 and the finally determined diluted ownership percentage. The Company does not anticipate any such adjustment to have a material effect on its reported results of operations.

On October 3, 2008, Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they had entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 4, 2008, the Company announced its intention, assuming completion of the merger of Wachovia into Wells Fargo, to exercise its right under the “lookback” option to put its joint venture interests to Wells Fargo. Under the terms of the joint venture agreements, closing of the put transaction would occur on or about January 1, 2010.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Earnings of the joint venture are subject to certain risks pertaining to the joint venture operations, including customer claims, litigation and regulatory investigations affecting Wachovia Securities’ businesses. Such customer claims, litigation and regulatory matters include matters typical for retail securities brokerage and clearing operations and matters unique to the joint venture operations. In recent months, following the failure in early 2008 of the auctions which set the rates for most auction rate securities, Wachovia Securities has become the subject of customer complaints, legal actions, including a putative class action, and investigations by securities regulators and agencies relating to Wachovia Securities’ role in the underwriting, sale and auction of auction rate securities. On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 includes $355 million, which is the Company’s share of this charge.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion and $1.220 billion as of December 31, 2008 and 2007, respectively. The Company recognized pre-tax losses from Wachovia Securities of $331 million for the year ended December 31, 2008, and pre-tax equity earnings of $370 million and $294 million for the years ended December 31, 2007 and 2006, respectively. The income tax benefit associated with these losses was $110 million for the year ended December 31, 2008, and the income tax expense associated with these earnings was $146 million and $117 million for the years ended December 31, 2007 and 2006, respectively. Dividends received from the investment in Wachovia Securities were $104 million, $366 million and $277 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $217 million and $633 million, as of December 31, 2008 and December 31, 2007, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million for the year ended December 31, 2008. There were no earnings recognized by the Company for this joint venture for the years ended December 31, 2007 and 2006. Dividends received from this investment were $4 million for the year ended December 31, 2008. No dividends were received from this investment for the years ended December 31, 2007 and 2006.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$6,687	$6,129	$5,462
Capitalization of commissions, sales and issue expenses	914	954	854
Amortization	(654)	(417)	(219)
Change in unrealized investment gains and losses	1,591	27	32
Impact of adoption of SOP 05-1	—	(6)	—

Balance, end of year	$8,538	$6,687	$6,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$765	$898	$302
Acquisitions	—	—	647
Amortization (1)	(369)	(173)	(95)
Interest (2)	41	49	44
Impact of adoption of SOP 05-1	—	(9)	—

Balance, end of year	$437	$765	$898

(1)	The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 17 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2008 were $140 million and $297 million related to Allstate and CIGNA, respectively.
(2)	The interest accrual rates vary by product. The interest rates were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During 2008, the Company recognized an impairment of $234 million, included on the Amortization line in the table above, related to the VOBA associated with the Allstate acquisition. This impairment is reflective of the continued deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. The impairment was determined using discounted present value of future estimated gross profits.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization

(in millions)
2009	$26
2010	24
2011	23
2012	20
2013	18
2014 and thereafter	326

Total	$437

Goodwill

The changes in the book value of goodwill are as follows:

	2008	2007
	(in millions)
Balance, beginning of year	$620	$619
Acquisitions	106	—
Other (1)	(1)	1

Balance, end of year	$725	$620

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2008, all of which is in the Financial Services Businesses reporting unit. There were no goodwill impairment charges during 2008, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

Other intangible balances at December 31, are as follows:

	2008			2007
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
			(in millions)
Subject to amortization:
Customer relationships	$175	$(10)	$165	$136	$(6)	$130
Other	22	(16)	6	18	(14)	4

Total	$197	$(26)	$171	$154	$(20)	$134

Amortization expense for other intangibles was $7 million, $6 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively. Amortization expense for other intangibles is expected to be approximately $20 million in 2009 and 2010, $17 million in 2011, $16 million in 2012, and $15 million in 2013.

9. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2008	2007
	(in millions)
Life insurance	$56,060	$55,068
Individual and group annuities and supplementary contracts	14,217	15,140
Other contract liabilities	4,513	2,781

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,790	72,989

Unpaid claims and claim adjustment expenses	2,073	2,021

Total future policy benefits	$76,863	$75,010

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group life, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5% . Participating insurance represented 15% and 17% of domestic individual life insurance in force at December 31, 2008 and 2007, respectively, and 85%, 87% and 89% of domestic individual life insurance premiums for 2008, 2007 and 2006, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.2% to 6.1% .

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,451 million and $2,464 million as of December 31, 2008 and 2007, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $200 million and $1,160 million as of December 31, 2008 and 2007, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35% .

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2008	2007
	(in millions)
Individual annuities	$8,735	$7,685
Group annuities	18,942	18,293
Guaranteed investment contracts and guaranteed interest accounts	13,152	12,289
Funding agreements	10,787	11,453
Interest-sensitive life contracts	6,674	5,990
Dividend accumulations and other	12,909	12,648

Policyholders’ account balances	$71,199	$68,358

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2008 and 2007, are $7,234 million and $8,557 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 1.3% to 5.7% . Also included in funding agreements at December 31, 2008 and 2007 are $3,496 million and $2,851 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 6.6% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

As discussed in Note 13, in February 2009, the Company issued $1 billion in funding agreements to the Federal Home Loan Bank of New York, which will be reflected within “Policyholders’ account balances.”

In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.”

10. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$7,064	$23	$8,572	$47
Net amount at risk	$1,314	$6	$7	$4
Average attained age of contractholders	62 years	65 years	62 years	65 years

Minimum return or contract value
Account value	$15,369	$10,281	$24,511	$13,326
Net amount at risk	$7,174	$3,157	$1,768	$819
Average attained age of contractholders	65 years	62 years	64 years	61 years
Average period remaining until earliest expected annuitization	N/A	3 years	N/A	5 years

(1)	Includes income and withdrawal benefits as described herein.

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts
Market value adjusted annuities
Account value	$408	$409	$466	$469

	December 31, 2008	December 31, 2007
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$1,603	$2,195
General account value	$1,216	$977
Net amount at risk	$45,408	$43,310
Average attained age of contractholders	50 years	48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007
	(in millions)
Equity funds	$10,180	$19,515
Bond funds	2,715	2,583
Balanced funds	4,491	6,305
Money market funds	1,232	1,022
Other	394	814

Total	$19,012	$30,239

In addition to the amounts invested in separate account investment options above, $3,421 million at December 31, 2008 and $2,843 million at December 31, 2007 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133, and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed above, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/ GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at January 1, 2006	$12	$42	$12	$—
Acquisition	—	—	—	2
Incurred guarantee benefits (1)	15	19	12	(11)
Paid guarantee benefits and other	(1)	(15)	—	—

Balance at December 31, 2006	26	46	24	(9)

Incurred guarantee benefits (1)	29	31	26	78
Paid guarantee benefits and other	—	(35)	—	—
Impact of adoption of SOP 05-1	—	—	—	2

Balance at December 31, 2007	55	42	50	71

Incurred guarantee benefits (1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—

Balance at December 31, 2008	$86	$284	$247	$1,172

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $58 million and $7 million as of December 31, 2008 and 2007, respectively. See Note 12 for amounts recoverable from reinsurers related to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the table above.

As part of risk management strategy, the Company hedges or limits exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfer to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into four broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only an automatic rebalancing element, such as for certain GMAB riders; (3) those that utilize only capital markets hedging , such as for certain legacy GMIWB, GMWB and GMAB riders; and (4) those with risks that have been deemed suitable to retain, such as for GMDB and GMIB riders. Riders in categories 1 and 2 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at January 1, 2006	$154
Capitalization	65
Amortization	(16)

Balance at December 31, 2006	203

Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)

Balance at December 31, 2007	239

Capitalization	74
Amortization	(16)

Balance at December 31, 2008	$297

11. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $433 million at December 31, 2008, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. However, due to the accumulation of net unrealized investment losses that have arisen subsequent to the establishment of the Closed Block, the policyholder dividend obligation balance as of December 31, 2008 was reduced to zero through “Accumulated other comprehensive income (loss).” At December 31, 2007, the Company recognized a policyholder dividend obligation of $732 million for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains of $1.047 billion were reflected as an adjustment to the policyholder dividend obligation, with an offsetting amount reported in “Accumulated other comprehensive income (loss)” at December 31, 2007. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2008 and 2007.

On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2008	2007
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,763	$51,208
Policyholders’ dividends payable	1,036	1,212
Policyholder dividend obligation	—	1,779
Policyholders’ account balances	5,622	5,555
Other Closed Block liabilities	5,724	10,649

Total Closed Block Liabilities	64,145	70,403

Closed Block Assets
Fixed maturities, available for sale, at fair value	35,345	45,459
Other trading account assets, at fair value	120	142
Equity securities, available for sale, at fair value	2,354	3,858
Commercial mortgage and other loans	8,129	7,353
Policy loans	5,423	5,395
Other long-term investments	1,676	1,311
Short-term investments	1,340	1,326

Total investments	54,387	64,844
Cash and cash equivalents	1,779	1,310
Accrued investment income	615	630
Other Closed Block assets	409	581

Total Closed Block Assets	57,190	67,365

Excess of reported Closed Block Liabilities over Closed Block Assets	6,955	3,038
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	(4,371)	1,006
Allocated to policyholder dividend obligation	433	(1,047)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,017	$2,997

Information regarding the policyholder dividend obligation is as follows:

	2008	2007
	(in millions)
Balance, January 1	$1,779	$2,348
Impact from earnings allocable to policyholder dividend obligation	(299)	249
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,480)	(818)

Balance, December 31	$—	$1,779

Closed Block revenues and benefits and expenses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	2008	2007	2006
	(in millions)
Revenues
Premiums	$3,608	$3,552	$3,599
Net investment income	3,154	3,499	3,401
Realized investment gains (losses), net	(8)	584	490
Other income	15	51	50

Total Closed Block revenues	6,769	7,686	7,540

Benefits and Expenses
Policyholders’ benefits	4,087	4,021	3,967
Interest credited to policyholders’ account balances	141	139	139
Dividends to policyholders	2,122	2,731	2,518
General and administrative expenses	632	729	725

Total Closed Block benefits and expenses	6,982	7,620	7,349

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(213)	66	191
Income tax expense (benefit)	(193)	64	77

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	(20)	2	114
Income from discontinued operations, net of taxes	—	2	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$(20)	$4	$114

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 10.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Direct premiums	$9,787	$9,447	$9,204
Reinsurance assumed	987	862	732
Reinsurance ceded	(1,301)	(1,436)	(1,456)

Premiums	$9,473	$8,873	$8,480

Direct policyholders’ benefits	$11,695	$11,057	$10,775
Reinsurance assumed	1,169	785	619
Reinsurance ceded	(1,291)	(1,397)	(1,374)

Policyholders’ benefits	$11,573	$10,445	$10,020

“Premiums” includes affiliated reinsurance assumed of $974 million, $847 million and $674 million and affiliated reinsurance ceded of $(114) million, $(102) million and $(177) million for the years ended December 31, 2008, 2007 and 2006, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $139 million, $125 million and $81 million and affiliated reinsurance ceded of $(67) million, $(55) million and $(61) million for the years ended December 31, 2008, 2007, and 2006, respectively. Changes in reserves due to affiliated reinsurance were $609 million, $520 million and $400 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $91 million, $82 million and $74 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2008	2007
	(in millions)
Individual and group annuities (1)	$856	$1,378
Life insurance	1,367	1,289
Other reinsurance	113	135

Total reinsurance recoverable	$2,336	$2,802

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $856 million and $1,377 million at December 31, 2008 and 2007, respectively.

Reinsurance recoverable above include affiliated receivables of $853 million and $796 million at December 31, 2008 and 2007, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverables referenced above as well as $833 million and $35 million at December 31, 2008 and 2007, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $768 million, a gain of $22 million, and a loss of $14 million for the years ended December 31, 2008, 2007, and 2006, respectively, related to the change in the fair value of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts of $652 million and $528 million at December 31, 2008 and 2007, respectively.

“Reinsurance payables” includes affiliated payables of $2,237 million and $1,607 million at December 31, 2008 and 2007, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income” includes losses of $48 million and $54 million for the years ended December 31, 2007 and 2006, respectively, related to this agreement. There was no income related to this agreement in 2008.

13. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2008	2007
	(in millions)
Commercial paper	$4,343	$7,147
Notes payable (1) (2)	1,248	684
Current portion of long-term debt	64	683

Total short-term debt	$5,655	$8,514

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1 billion in 2008, which are discussed in more detail below.
(2)	Includes notes due to related parties of $70 million and $406 million at December 31, 2008 and 2007, respectively. At December 31, 2007, $292 million of the related party notes were Euro denominated loans. At December 31, 2008 and 2007, $12 million and $15 million, respectively, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to 12.4% in 2008 and 12.7% to 23.1% in 2007. The remaining related party notes payable have variable interest rates ranging from 1.8% to 3.5% in 2008 and 4.1% to 5.7% in 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 1.5% and 4.4% at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company was in compliance with all covenants related to the above debt.

At December 31, 2008, the Company had $4,568 million in committed lines of credit from numerous financial institutions, substantially all of which were unused. These lines of credit generally have terms ranging from one to four years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,160 million at December 31, 2008, of which $498 million was used.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-1 by Moody’s Investor Service, Inc. (“Moody’s”) and F1+ by Fitch Ratings Ltd. (“Fitch”) at December 31, 2008. Prudential Funding’s outstanding commercial paper borrowings were $4,343 million and $7,147 million at December 31, 2008 and December 31, 2007, respectively. On February 19, 2009, the commercial paper credit rating of Prudential Funding was downgraded by Fitch from F1+ to F1.

At December 31, 2008 and 2007, the weighted average maturity of commercial paper outstanding was 27 and 23 days, respectively. The outstanding commercial paper as of December 31, 2008 includes $450 million under the Commercial Paper Funding Facility sponsored by the Federal Reserve.

At December 31, 2008 and 2007, a portion of commercial paper borrowings were supported by $4,500 million and $5,000 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12.5 billion, which for this purpose is based on GAAP stockholders’ equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. Prudential Insurance’s total adjusted capital was $9.1 billion and $11.0 billion at December 31, 2008 and December 31, 2007, respectively. Prudential Financial’s consolidated GAAP stockholders’ equity, excluding net unrealized gains and losses on investments, was $20.2 billion and $23.1 billion at December 31, 2008 and December 31, 2007, respectively.

In June 2008, Prudential Insurance became a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides Prudential Insurance access to collateralized borrowings, collateralized funding agreements, and other FHLBNY products. Collateralized borrowings from the FHLBNY will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY will be classified in “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance. Prudential Insurance’s membership in FHLBNY requires the ownership of member stock and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long term investments,” and the carrying value of these investments was $199 million as of December 31, 2008. Under guidance of the New Jersey Department of Banking and Insurance, the total amount of qualifying mortgage-related assets and U.S. Treasury securities that can be pledged as collateral by Prudential Insurance to FHLBNY is limited to 5% of the admitted assets of Prudential Insurance on a statutory basis, exclusive of separate account assets, as of the prior year end, which equates to $7.7 billion based on admitted assets as of December 31, 2007. Based upon this guidance and on the fair value of qualifying assets owned by Prudential Insurance within the Financial Services Businesses at December 31, 2008 (including assets on loan and assets pledged to the FHLBNY at that date and taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock), the estimated total borrowing capacity with the FHLBNY was approximately $6.5 billion at December 31, 2008. The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2008, Prudential Insurance had pledged qualifying assets with a fair value of $4,075 million, which is above the minimum level required by the FHLBNY, and had outstanding borrowings of $3 billion, of which $1 billion is reflected in “Short-term debt” and $2 billion in “Long-term debt.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February 2009, the FHLBNY advanced the Company an additional $1 billion for which the Company issued funding agreements. These funding agreements will be reflected in “Policyholders’ account balances.”

In March 2009, the Company borrowed an additional $500 million from the FHLBNY, which will be reflected in “Long-term debt.”

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2008	2007
			(in millions)
Fixed rate notes:
Surplus notes (1)	2014-2036	4.75%-8.30%	$2,687	2,686
Other fixed rate notes(2) (3)	2009-2023	3.30%-7.30%	1,281	965
Floating rate notes:
Surplus notes (4)	2016-2052	(5)	3,200	1,600
Other floating rate notes (2) (6)	2010-2013	(7)	1,519	261

Total long-term debt			$8,687	$5,512

(1)	Fixed rate surplus notes at December 31, 2008 and 2007 includes $2,243 million and $2,242 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2008 and 2007.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York in 2008, of which $500 million are fixed rate notes and $1,500 million are floating rate notes. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2008 and 2007 includes $540 million and $610 million, respectively, due to related parties. Maturities of these notes range from 2009 through 2015 and interest rates ranged from 4.88% to 5.29% in 2008 and 4.88% to 5.36% in 2007.
(4)	During 2007, floating rate surplus notes of $150 million maturing in 2037, were issued to a related party. This note was prepaid prior to December 31, 2007. The interest rate on this note ranged from 5.78% to 6.12% .
(5)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 1.51% to 5.93% in 2008 and 5.42% to 6.12% in 2007.
(6)	Other floating rate notes at December 31, 2008 and 2007 includes $19 million and $261 million, respectively, due to related parties. Maturities on these notes range from 2009 through 2013 and interest rates on these notes ranged from 8.89% to 15.46% in 2008 and 4.45% to 5.43% in 2007. At December 31, 2008, the related party notes were Mexican peso denominated loans.
(7)	The interest rates on other floating rate notes are based on LIBOR. Interest rates ranged from 3.33% to 15.46% in 2008 and 4.45% to 5.43% in 2007.

Several long-term debt agreements related to the above debt have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2008 and 2007, the Company was in compliance with all such debt covenants.

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2008 and 2007, the Company met these statutory capital requirements. At December 31, 2008 and 2007, $444 million of fixed rate surplus notes were outstanding to non-affiliates.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2008 and 2007, $2,700 million and $1,100 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2008 and 2007, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2008, the credit derivative was a liability to Prudential Financial of $16 million, net of $125 million in collateral that had been pledged by Prudential Financial. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $10 million and $29 million for years ended December 31, 2008 and 2007, respectively. See Note 20 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $539 million, $798 million and $696 million, for the years ended December 31, 2008, 2007 and 2006, respectively. Interest expense related to affiliated debt was $177 million, $191 million and $160 million for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” included $23 million and $24 million associated with the affiliated long-term interest payable at December 31, 2008 and 2007, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 9 for further discussion.

14. STOCK-BASED COMPENSATION

In 2008 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment,” and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption of the fair value recognition provisions of SFAS No. 123 “Accounting for Stock Based Compensation” on January 1, 2003, and (b) the adoption on January 1, 2006 of SFAS No. 123(R) which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2008, 2007 and 2006, include costs of $20 million, $24 million and $22 million, respectively, associated with employee stock options and $27 million, $46 million, and $42 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

15. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, SFAS No. 158 eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date. SFAS No. 158 requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

The impact of applying a FAS 157 framework for measuring fair value to the fair value of plan assets did not have a material impact.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, 2007, adjusted for activity in the fourth-quarter of 2007, and as of December 31 for 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
		(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,248)	$(7,387)	$(2,164)	$(2,459)
Effect of measurement date change	(22)	—	13	—
Benefit obligation at the beginning of period	(7,270)	(7,387)	(2,151)	(2,459)
Service cost	(116)	(130)	(10)	(12)
Interest cost	(445)	(417)	(124)	(136)
Plan participants’ contributions	—	—	(18)	(18)
Medicare Part D subsidy receipts	—	—	(11)	(10)
Amendments	—	(3)	3	69
Annuity purchase	2	2	—	—
Actuarial gains/(losses), net	(223)	198	93	136
Settlements	—	3	—	—
Curtailments	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(2)	(4)	—	—
Benefits paid	519	496	218	272
Foreign currency changes and other	54	(6)	6	(6)

Benefit obligation at end of period (December 31, 2008 and September 30, 2007, respectively)	$(7,481)	$(7,248)	$(1,994)	$(2,164)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,992	$10,408	$2,104	$1,030
Effect of measurement date change	72	—	(4)	—

Fair value of plan assets at beginning of period	10,064	10,408	2,100	1,030
Actual return on plan assets	334	1,034	(463)	192
Annuity purchase	(2)	(2)	—	—
Employer contributions	78	49	18	136
Plan participants’ contributions	—	—	18	18
Contributions for settlements	—	—	—	—
Disbursement for settlements	—	(4)	—	—
Benefits paid	(519)	(496)	(218)	(272)
Foreign currency changes and other	(55)	3	(38)	—
Effect of Section 420 transfer	—	(1,000)	—	1,000

Fair value of plan assets at end of period (December 31, 2008 and September 30, 2007, respectively)	$9,900	$9,992	$1,417	$2,104

Funded status
Funded status at end of period	$2,419	$2,744	$(577)	$(60)
Effects of fourth quarter activity	—	11	—	1

Net amount recognized	$2,419	$2,755	$(577)	$(59)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,230	$3,502	$—	$—
Accrued benefit liability	(811)	(747)	(577)	(59)

Net amount recognized	$2,419	$2,755	$(577)	$(59)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$2
Prior service cost	131	166	(76)	(88)
Net actuarial loss	661	84	700	172

Net amount not recognized	$792	$250	$626	$86

Accumulated benefit obligation	$(7,260)	$(6,949)	$(1,994)	$(2,164)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($711 million and $652 million benefit obligation at December 31, 2008 and 2007, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2008 and 2007. As of December 31, 2008 and 2007, the assets in these trusts had a carrying value of $169 million and $90 million and are included in “Equity securities.”

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $77 million benefit obligation at December 31, 2008 and 2007, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2008 and 2007, the assets in the trust had a carrying value of $157 million and $139 million, respectively, and are included in “Other long-term investments.”

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2008 and 2007, respectively. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2008 and 2007. There are no material foreign postretirement plans.

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $811 million and zero million, respectively, at December 31, 2008 and $960 million and $202 million, respectively, at September 30, 2007.

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $740 million and zero million, respectively, at December 31, 2008 and $679 million and zero million, respectively, at September 30, 2007.

In 2008 and 2007, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $2 million, respectively. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $16 million and $26 million as of December 31, 2008 and 2007, respectively.

There were no pension plan amendments in 2008. The benefit obligation for pension benefits increased by $3 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
			(in millions)
Components of net periodic (benefit) cost
Service cost	$116	$130	$127	$10	$12	$10
Interest cost	445	417	403	124	136	128
Expected return on plan assets	(717)	(769)	(741)	(161)	(93)	(89)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	29	20	(11)	(6)	(9)
Amortization of actuarial (gain) loss, net	17	20	39	1	15	18
Settlements	—	—	—	—	—	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	2	4	3	—	—	—

Net periodic (benefit) cost	$(109)	$(169)	$(149)	$(36)	$65	$59

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
			(in millions)
Balance, December 31, 2006	$—	$192	$565	$3	$(25)	$422
Amortization for the period	—	(29)	(20)	(1)	6	(15)
Deferrals for the period	—	3	(463)	—	(69)	(235)
Impact of foreign currency changes and other	—	—	3	—	—	—

Balance, December 31, 2007	—	166	85	2	(88)	172

Effect of measurement date change	—	(7)	(4)	1	3	—
Amortization for the period	—	(28)	(17)	(1)	11	(1)
Deferrals for the period	—	—	606	—	(3)	531
Impact of foreign currency changes and other	—	—	(9)	—	1	(2)

Balance, December 31, 2008	$—	$131	$661	$2	$(76)	$700

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2009 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	26	(11)
Amortization of actuarial (gain) loss, net	20	42

Total	$46	$32

The Company’s assumptions related to the calculation of the domestic benefit obligation and the determination of net periodic (benefit) cost are presented in the table below. The assumptions for 2007 and 2006 are as of September 30. The assumptions for 2008 uses September 30, 2007 for beginning of period and December 31, 2008 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
Weighted-average assumptions
Discount rate (beginning of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Discount rate (end of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.75%	8.00%	8.00%	8.00%	9.25%	9.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.00-8.75%	5.09–9.06%
Health care cost trend rates (end of period)	—	—	—	5.00-8.00%	5.00-8.75%	5.00-8.75%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2014, 2012, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for bond returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2009 is 7.50% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2008
(in millions)
One percentage point increase
Increase in total service and interest costs	$8
Increase in postretirement benefit obligation	108

One percentage point decrease
Decrease in total service and interest costs	$7
Decrease in postretirement benefit obligation	95

Pension and postretirement plan asset allocation as of December 31, 2008 and September 30, 2007, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2008	2007	2008	2007
Asset category
U.S. Stocks	8%	13%	37%	47%
International Stocks	2%	1%	4%	6%
Bonds	76%	72%	58%	46%
Short-term Investments	1%	1%	1%	1%
Real Estate	4%	5%	0%	0%
Other	9%	8%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the December 31, 2008 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of December 31, 2008		Postretirement Investment Policy Guidelines as of December 31, 2008
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	5%	15%	30%	41%
International Stocks	1%	4%	1%	7%
Bonds	56%	79%	1%	63%
Short-term Investments	0%	14%	0%	65%
Real Estate	1%	12%	0%	0%
Other	0%	9%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of December 31, 2008 and September 30, 2007 for either the pension or postretirement plans. Pension plan assets of $6,299 million and $7,185 million are included in the Company’s separate account assets and liabilities as of December 31, 2008 and September 30, 2007, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2009	$528	$202	$17
2010	486	205	17
2011	491	204	18
2012	486	200	19
2013	491	197	19
2014-2018	2,550	931	103

Total	$5,032	$1,939	$193

The Company anticipates that it will make cash contributions in 2009 of approximately $55 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2008 and 2007 was $39 million and $47 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $51 million and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Current tax expense (benefit)
U.S.	$(309)	$387	$143
State and local	5	(10)	(29)
Foreign	20	59	37

Total	(284)	436	151

Deferred tax expense (benefit)
U.S.	(61)	148	386
State and local	3	(3)	21
Foreign	5	(3)	(19)

Total	(53)	142	388

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539
Income tax expense (benefit) on equity in earnings of operating joint ventures	(109)	145	117
Income tax expense (benefit) on discontinued operations	(2)	(2)	35
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	(3,594)	195	(82)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	561	—	—
Stock-based compensation programs	(8)	(59)	(64)
Cumulative effect of changes in accounting principles	10	(87)	—
Other	—	18	—

Total income taxes	$(3,479)	$788	$545

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2008	2007	2006
	(in millions)
Expected federal income tax expense (benefit)	$(278)	$780	$790
Non-taxable investment income	(22)	(178)	(203)
Low income housing and other tax credits	(79)	(67)	(60)
Valuation allowance	—	—	(1)
Other	42	43	13

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in millions)
Deferred tax assets
Policyholder dividends	$402	$1,061
Insurance reserves	—	257
Net operating and capital loss carryforward	46	122
Net unrealized investment losses	3,591	—
Investments	630	470
Other	318	326

Deferred tax assets before valuation allowance	4,987	2,236
Valuation allowance	(18)	(98)

Deferred tax assets after valuation allowance	4,969	2,138

Deferred tax liabilities
Insurance reserves	686	—
Net unrealized investment gains	—	1,048
Deferred policy acquisition costs	2,059	1,426
Employee benefits	95	357
Other	265	444

Deferred tax liabilities	3,105	3,275

Net deferred tax asset (liability)	$1,864	$(1,137)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2008 and 2007, respectively, includes $1 million and $98 million recorded in connection with state deferred tax assets and $17 million and $0 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $190 million, which expire between 2010 and 2024. At December 31, 2008 and 2007, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $1,421 million, which expire between 2009 and 2029. As discussed in Note 1, Prudential Securities Group, LLC (“PSG”) was contributed to the Company by Prudential Financial during the fourth quarter of 2008. As of December 31, 2007, PSG had state net operating and capital loss carryforwards of $1,378 million. As a result of the contribution PSG is no longer subject to state taxes. At December 31, 2007, PSG had a full valuation allowance against all deferred taxes related to state net operating and capital loss carryforwards. The 2008 financial results reflect the removal of deferred tax assets related to state net operating and capital loss carryforwards and corresponding valuation allowance.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. During 2007 and 2008, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $166 million at December 2008, $130 million at December 2007 and $256 million at December

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2006, for which U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 and 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
		(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)

Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)

Amounts as of December 31, 2008	$386	$206	$592

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2008 and 2007, the Company recognized $52 million and $59 million in the consolidated statement of operations and recognized $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividends received deduction (“DRD”) related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

In December 2006, the IRS completed all fieldwork with regard to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

17. STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Net income (loss)	$(670)	$1,939	$1,971
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(24)	8	29
Change in net unrealized investments gains (losses)(1)	(5,888)	(270)	(186)
Additional minimum pension liability adjustment	—	—	50
Change in pension and postretirement unrecognized net periodic benefit (cost)	(707)	521	—

Other comprehensive income (loss), net of tax expense (benefit) of $(3,517), $195, $(82)	(6,619)	259	(107)

Comprehensive income (loss)	$(7,289)	$2,198	$1,864

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2005	$86	$671	$(185)	$—	$572
Change in component during year	29	(186)	50	—	(107)
Impact of adoption of SFAS 158 (3)	—	—	135	(682)	(547)

Balance, December 31, 2006	115	485	—	(682)	(82)
Change in component during year (2)	8	(273)	—	521	256

Balance, December 31, 2007	123	212	—	(161)	174
Change in component during year (2)	(24)	(6,033)	—	(707)	(6,764)

Balance, December 31, 2008	$99	$(5,821)	$—	$(868)	$(6,590)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million, respectively.
(3)	See Note 15 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,781 million at December 31, 2008. There were applicable adjustments for cumulative unrealized gains of $283 million at December 31, 2008. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,432 million as of December 31, 2008) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($498 million for the year ended December 31, 2008). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $(808) million, $1,274 million and $444 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,432 million and $6,981 million at December 31, 2008 and 2007, respectively. The December 31, 2008 statutory capital and surplus for Prudential Insurance reflects the contribution of Prudential Securities Group, LLC that occurred during the fourth quarter of 2008. Prudential Securities Group, LLC owns the Company’s investment in the Wachovia Securities joint venture. This contribution increased Prudential Insurance’s net admitted assets by $2.2 billion.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18. RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Capital & Investment Services, LLC and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $424 million, $458 million and $383 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $22 million, $67 million and $81 million for the years ended December 31, 2008, 2007 and 2006, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $119 million and $159 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $275 million, $253 million and $239 million in “Net investment income” and $129 million, $108 million and $167 million in “General and administrative expenses” for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” includes $26 million and $51 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2008	2007
			(in millions)
U.S. Dollar floating rate notes (1)	2008-2013	1.39% -11.63%	$1,216	$180
U.S. Dollar fixed rate notes (2)	2009-2013	5.04% -12.40%	777	474
Japanese Yen fixed rate notes (3)	2008-2015	0.09% -2.17%	160	792

Total long-term notes receivable – affiliated (4)			2,153	1,446
Short-term notes receivable – affiliated (5)			1,599	1,913

Total notes receivable – affiliated			$3,752	$3,359

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $180 million at December 31, 2008 and 2007, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $404 million at December 31, 2008.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $59 million and $662 million at December 31, 2008 and 2007, respectively.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 3.62% at December 31, 2008 and 5.37% at December 31, 2007. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $11 million at December 31, 2008 and 2007, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $97 million, $142 million and $129 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $55 million and $110 million, associated with these transactions at December 31, 2008 and 2007,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respectively. Revenues related to this lending activity were $3 million, $14 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less reserves. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal. The commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less reserves. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial. The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded as a capital contribution. These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,097 million and $288 million at December 31, 2008 and 2007, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,957 million and $740 million at December 31, 2008 and 2007, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 9, “Policyholders’ account balances” include $3,496 million and $2,851 million related to these agreements at December 31, 2008 and 2007, respectively. In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.” In addition, “Deferred policy acquisition costs” includes affiliated amounts of $58 million and $50 million related to these agreements at December 31, 2008 and 2007, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $192 million, $126 million and $77 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $27 million and $89 million at December 31, 2008 and 2007, respectively. “Net investment income” includes a loss of $3 million for the year ended December 31, 2008 and gains of $21 million and $3 million for the years ended December 31, 2007 and 2006, respectively, related to these ventures.

Reinsurance

As discussed in Notes 10 and 12, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 13, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

Transition Impact – As discussed in Note 2, the Company adopted SFAS No. 157 and SFAS No. 159 effective January 1, 2008. The adoption of these two standards did not affect the Company’s consolidated financial position or results of operations. SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc., including amounts due from parent and affiliates), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including forward rate agreements, interest rate and cross currency swaps, commodity swaps, commodity forward contracts, single name credit default swaps and to-be-announced forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, equity prices, index dividend yields, nonperformance risk and volatility. OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most OTC derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits and associated reinsurance. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities and associated reinsurance, are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale	$—	$95,333	$1,923	$—	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	—	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	—	3,630
Other long-term investments	15	199	—	—	214
Short-term investments	1,913	1,177	—	—	3,090
Cash and cash equivalents	2,099	5,344	—	—	7,443
Other assets	1,247	2,500	—	—	3,747
Due from parent and affiliates	—	1,752	833	—	2,585

Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305
Separate account assets (1)	42,391	60,564	19,780	—	122,735

Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040

Future policy benefits	—	—	1,172	—	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	—	2,696	1,260	—	3,956

Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

1.	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
2.	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty as permitted by FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts and FSP FIN
39-1, Amendment of FASB Interpretation No. 39.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities, Available for Sale
		(in millions)
Fair value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Asset management fees and other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances, and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3 (1)	123	(74)	—	(50)

Fair value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Asset management fees and other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)	Future Policy Benefits		Other Liabilities	Due to Parent and Affiliates
	(in millions)
Fair value, beginning of period	$35	$21,815		$(71)	$(77)	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—		(1,079)	(101)	(650)
Asset management fees and other income	—	—		—	—	—
Interest credited to policyholders’ account balances	—	(2,983)		—	—	—
Included in other comprehensive income (loss)	—	—		—	—	—
Net investment income	—	—		—	—	—
Purchases, sales, issuances, and settlements	21	1,555		(22)	39	(215)
Transfers into (out of) Level 3 (1)	—	(607)		—	—	—

Fair value, end of period	$833	$19,780		$(1,172)	$(139)	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$777	$—		$(1,079)	$(101)	$(650)
Asset management fees and other income	$—	$—		$—	$—	$—
Interest credited to policyholder’s account balances	$—	$(3,733)	$		$—	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. During the year ended December 31, 2008 the Company recorded losses of $27 million on cost method investments that had been written down to fair value. These fair value measurements were classified as Level 3 in the valuation hierarchy. The inputs used were primarily discounted estimated future cash flows and valuations provided by the general partners taken into consideration with deal and management fee expenses. The carrying value of these investments as of December 31, 2008 was $122 million.

Fair Value of Financial Instruments – Under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments and other, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 20 for a discussion of derivative instruments.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” Option

As described in Note 6, the Company intends to elect to exercise its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. The fair value of the “lookback” option is determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates and dividend yields. The carrying value of the “lookback” option is reflected within “Other assets.”

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances & Separate Account Liabilities

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates or other similar local indices, which are commonly viewed as being consistent with the Company’s claims paying ratings. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		(in millions)
Commercial mortgage and other loans	$27,717	$25,345	$24,972	$25,420
Policy loans	7,779	9,669	7,831	9,116
Wachovia Securities “lookback” option	580	2,280	—	—
Notes receivable - affiliated	3,752	3,724	3,359	3,359
Policyholders account balance - Investment contracts	58,143	57,708	56,211	56,347
Short-term and long-term debt	14,342	12,919	14,022	14,036
Separate account liabilities - Investment contracts	78,283	78,283	97,158	97,158

20. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 21 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 10, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2008, 2007 and 2006 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2005	$(77)
Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)
Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	(212)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(41)

Balance, December 31, 2008	$(115)

It is anticipated that a pre-tax loss of approximately $11 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2009, offset by amounts pertaining to the hedged items. As of December 31, 2008, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $14 million in 2008, losses of $6 million in 2007, and gains of $61 million in 2006.

For the years ended December 31, 2008, 2007 and 2006, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008
NAIC		Single Name		First to Default Basket		Total
Designation (1)	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
				(in millions)
1	Aaa, Aa, A	$20	$—	$192	$(17)	$212	$(17)
2	Baa	5	—	417	(63)	422	(63)

	Subtotal Investment Grade	25	—	609	(80)	634	(80)
3	Ba	—	—	15	(2)	15	(2)
4	B	—	—	—	—	—	—
5	C and lower	5	—	93	(26)	98	(26)
6	In or near default	—	—	—	—	—	—

	Subtotal Below Investment Grade	5	—	108	(28)	113	(28)

Total		$30	$—	$717	$(108)	$747	$(108)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

		December 31, 2007
NAIC		Single Name		First to Default Basket		Total
Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
				(in millions)
1	Aaa, Aa, A	$40	$—	$575	$(5)	$615	$(5)
2	Baa	15	—	537	(37)	552	(37)
	Subtotal Investment Grade	55	—	1,112	(42)	1,167	(42)

3	Ba	—	—	20	(1)	20	(1)
4	B	—	—	28	(2)	28	(2)
5	C and lower	5	(1)	20	(2)	25	(3)
6	In or near default	—	—	—	—	—	—

	Subtotal Below Investment Grade	5	(1)	68	(5)	73	(6)

Total		$60	$(1)	$1,180	$(47)	$1,240	$(48)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
Manufacturing .	$5	$—	$5	$—
Utilities	5	—	5	—
Finance	—	—	—	—
Services	5	—	5	(1)
Energy	—	—	—	—
Transportation	—	—	10	—
Retail and Wholesale	10	—	20	—
Other	5	—	15	—
First to Default Baskets(1)	717	(108)	1,180	(47)

Total Corporate Securities	$747	$(108)	$1,240	$(48)

Total	$747	$(108)	$1,240	$(48)

(1)	Credit default baskets may include various industry categories.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2008 and December 31, 2007, the Company had $781 million and $405 million of outstanding notional amounts, reported at fair value as a $196 million asset and a $6 million asset, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company utilizes the credit spread embedded in the London Interbank Offered Rate (LIBOR) curve to reflect nonperformance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread is an appropriate estimate of the nonperformance risk of the Company’s OTC derivative related assets and liabilities.

21. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2008, 2007 and 2006 was $62 million, $67 million and $68 million, respectively.

The following table presents, at December 31, 2008, the Company’s contractual maturities on long-term debt, as more fully described in Note 13, and future minimum lease payments under non-cancelable operating leases along with associated sublease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2009	$—	$92	$(22)
2010	2,041	73	(11)
2011	11	62	(5)
2012	3	52	(5)
2013	22	41	(4)
2014 and thereafter	6,610	67	(4)

Total	$8,687	$387	$(51)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $387 million in total non-cancelable operating leases and $51 million in total sub-lease income, $31 million and $40 million, respectively, has been accrued at December 31, 2008.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $909 million at December 31, 2008.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,441 million at December 31, 2008. Reflected in these other commitments are $9,298 million of commitments to purchase or fund investments, including $7,443 million that the Company anticipates will ultimately be funded from the assets of its separate accounts. Of these separate account commitments, $3,255 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which the separate account has borrowed funds, and the Company has guaranteed their obligation to their lender. The Company provides these guarantees to assist the separate account in obtaining financing for the transaction. The Company’s maximum potential exposure under these guarantees was $2,508 million at December 31, 2008. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. Recourse for $2,025 million of the maximum potential exposure is limited to the assets of the separate account. The remaining exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next ten years. At December 31, 2008, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 20, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $747 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2008, such contracts in force carried a total guaranteed value of $5,152 million. These guarantees are supported by collateral that is not reflected on our balance sheet. This collateral had a fair value of $5,124 million at December 31, 2008.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. In accordance with U.S. GAAP, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2008, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, including goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2008, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs. These matters are also the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial reached a resolution of this matter. The SEC’s complaint, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that the Company improperly accounted for the reinsurance contracts resulting in overstatements of Prudential Financial’s consolidated results for the years 2000, 2001 and 2002 in certain of Prudential Financial’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, Prudential Financial has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which Prudential Financial neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to Prudential Financial’s businesses.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products. The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively , the “Company”) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 of the consolidated financial statements, during 2008 Prudential Financial, Inc. contributed Prudential Securities Group, LLC, including its investment in the Wachovia Securities joint venture, to the Company. The consolidated financial statements for the periods ended December 31, 2007 and 2006 have been retrospectively adjusted to reflect this contribution for all periods presented.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

April 3, 2009

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	The following financial statements are included in Part B:

1.	Consolidated Financial Statement of The Prudential Insurance Company of America and its subsidiaries (Note 1)

2.	Financial Statements of the Registrant for the fiscal year ended December 31, 2008 (Note 1)

(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). (Note 4, Exhibit 1)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 4, Exhibit 3a)

3(b).	Broker-dealer sales agreement (Marketing Agreement). (Note 4, Exhibit 3b)

4(a).	Form of Group Annuity Contract. (Note 4, Exhibit 4a)

4(b).	Form of Group Annuity Contract Amendment. (Note 4, Exhibit 4b)

4(c).	Form of Group Annuity Contract Amendment DCA-GBP-2000. (Note 5, Exhibit 4c)

5(a).	Not applicable.

5(b).	Not applicable.

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 6, Exhibit 3A)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended as of September 10, 2002. (Note 2, Exhibit f(ii))

7.	Not applicable.

8.	Form of Participation Agreement. (Note 3, Exhibit 8a)

9.	Consent and opinion of Adam Scaramella, Esq., Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for John R. Strangfeld Jr., Mark B. Grier, Thomas J. Baltimore, Frederic K. Becker, Gordon M. Bethune, W. Gaston Caperton, III, Gilbert F. Casellas, James G. Cullen, William H. Gray, III, Jon F. Hanson, Constance J. Horner, Karl J. Krapek, Christine A. Poon, James A. Unruh, Richard J. Carbone, Peter B. Sayre. (Note 1)

11.	Not applicable.

12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2. See Exhibit (f)(ii).

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-06701, filed June 24, 1996, on behalf of the Pruco Life Flexible Premium Variable Annuity Account. See Exhibit 8(a).

(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000, on behalf of Registrant. See Exhibits 1, 3(a), 3(b), 4(a) and 4(b).

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed February 27, 2001, on behalf of Registrant. See Exhibit 4(c).

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005, on behalf of The Prudential Variable Contract Real Property Account. See Exhibit (3A).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address(*)	Position and Offices with Depositor
John R. Strangfeld, Jr.	Chairman, Chief Executive Officer and President

Mark B. Grier	Vice Chairman

Thomas J. Baltimore	Director

Frederic K. Becker	Director

Gordon M. Bethune	Director

W. Gaston Caperton III	Director

Gilbert F. Casellas	Director

James G. Cullen	Director

William H. Gray III	Director

Mark B. Grier	Director

Jon F. Hanson	Director

Constance J. Horner	Director

Karl J. Krapek	Director

Christine A. Poon	Director

John R. Strangfeld, Jr.	Director

James A. Unruh	Director

Richard J. Carbone	Executive Vice President and Chief Financial Officer

Robert C. Golden	Executive Vice President
80 Livingston Ave.
Roseland, NJ 07068

Susan L. Blount	Senior Vice President and General Counsel

Bernard J. Jacob	Senior Vice President and Treasurer

Peter B. Sayre	Senior Vice President and Controller
231 Washington St.
Newark, NJ 07102

Sharon C. Taylor	Senior Vice President

Kathleen M. Gibson	Vice President, Secretary and Corporate Governance Officer

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 27, 2009, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund is held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of January 31, 2009, there were 7 contractholders of qualified Contracts and 1 contractholder of non-qualified Contracts, offered by the Registrant.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden Strategic Value Fund, Jennison Value Fund, Dryden Stock Index Fund, Dryden Large-Cap Core Equity Fund, Jennison 20/20 Focus Fund, Jennison Blend Fund, Inc., Dryden US Equity Active Extension Fund, Jennison Select Growth Fund, Jennison Conservative Growth Fund, Jennison Growth Fund, Dryden Mid Cap Value Fund, Jennison Dryden Growth Allocation Fund, Jennison Mid Cap Growth Fund, Inc., Dryden Small Cap Value Fund, Dryden Small-Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Global Real Estate Fund, Inc., Jennison Natural Resources Fund, Inc., Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund, Jennison Equity Income Fund, Jennison Equity Opportunity Fund, Dryden International Equity Fund, Dryden International Value Fund, Dryden Active Allocation Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, Dryden Short-Term Corporate Bond Fund, Short-Term Bond Series, Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden High Yield Fund, Inc., The High Yield Income Fund, Inc., High Income Series, Dryden Municipal Bond Fund–Insured Series, Dryden National Municipals Fund, Inc., Dryden California Municipal Fund–California Income Series, Cash Accumulation Trust–Liquid Assets Fund, Taxable Money Market Series, Money Market Series, Dryden Tax-Free Money Fund, MoneyMart Assets, Inc., Institutional Money Market Series, and the Dryden Money Market Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account and PRIAC Variable Contract Account A.

(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Charles F. Lowrey (1)	President and Chief Executive Officer	Second Vice President

Robert F. Gunia (1)	Executive Vice President and Chief Operating Officer

Christine C. Marcks (4)	Executive Vice President	Senior Vice President

Gary F. Neubeck (2)	Executive Vice President	Second Vice President

Judy A. Rice (1)	Executive Vice President

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

Peter J. Boland (1)	Senior Vice President and Director of Operations

Michael J. McQuade (1)	Senior Vice President, Comptroller and Chief Financial Officer

Mark I. Salvacion (1)	Senior Vice President, Secretary and Chief Legal Officer

Kenneth I. Schindler (5)	Senior Vice President and Co-Chief Compliance Officer

John L. Bronson (1)	Vice President and Deputy Chief Legal Officer

Noreen M. Fierro (3)	Anti-Money Laundering Officer	Anti-Money Laundering Officer

Principal Business Addresses:

(1)	Gateway Center Three, Newark, NJ 07102-4061
(2)	Gateway Center Two, Newark, NJ 07102-4061
(3)	751 Broad Street, Newark, NJ 07102
(4)	280 Trumbull Street, Hartford, CT 06103
(5)	200 Wood Avenue South, Iselin, NJ 08830

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services LLC	$187,328	$-0-	$-0-

Item 30. Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, New Jersey 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

56 North Livingston Avenue

Roseland, New Jersey 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, New Jersey 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	The Registrant undertakes to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 28th day of April, 2009.

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

ATTEST:	/s/ Adam Scaramella	BY:	/s/ James M. O’Connor
	ADAM SCARAMELLA		JAMES M. O’CONNOR
	VICE PRESIDENT AND CORPORATE COUNSEL		VICE PRESIDENT, ACTUARIAL

SIGNATURES

SIGNATURE AND TITLE

*
JOHN R. STRANGFELD, JR.
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

*
MARK B. GRIER
VICE CHAIRMAN

*
THOMAS J. BALITMORE
DIRECTOR

*
FREDERIC K. BECKER
DIRECTOR

*
GORDON M. BETHUNE
DIRECTOR

*
W. GASTON CAPERTON, III
DIRECTOR

*
GILBERT F. CASELLAS
DIRECTOR

*
JAMES G. CULLEN
DIRECTOR

*
WILLIAM H. GRAY III
DIRECTOR

*
JON F. HANSON
DIRECTOR

*
CONSTANCE J. HORNER
DIRECTOR

*
KARL J. KRAPEK
DIRECTOR

*
CHRISTINE A. POON
DIRECTOR

*
JAMES A. UNRUH
DIRECTOR

*
RICHARD J. CARBONE
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
PETER B. SAYRE
SENIOR VICE PRESIDENT AND CONTROLLER

	*By:	/s/ JOHN M. EWING
JOHN M. EWING
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

9	Consent and Opinion of Adam Scaramella, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered.

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for John R. Strangfeld, Jr, Mark B. Grier, Thomas J. Baltimore, Frederic K. Becker, Gordon M. Bethune, W. Gaston Caperton, III, Gilbert F. Casellas, James G. Cullen, William H. Gray, III, Jon F. Hanson, Constance J. Horner, Karl J. Krapek, Christine A. Poon, James A. Unruh, Richard Carbone, Peter B. Sayre.